UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08457

Exact name of registrant as specified in charter: Delaware Group Foundation Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders

Annual Report	Delaware Foundation® Funds

Delaware
Aggressive Allocation Portfolio

Delaware
Moderate Allocation Portfolio

Delaware
Conservative Allocation Portfolio

September 30, 2008

Core equity mutual funds

Table of contents

> Portfolio management review	1

> Performance summaries	4

> Disclosure of Portfolio expenses	10

> Sector allocations and top 10 holdings	12

> Statements of net assets	15

> Statements of assets and liabilities	43

> Statements of operations	44

> Statements of changes in net assets	45

> Financial highlights	46

> Notes to financial statements	61

> Report of independent registered public accounting firm	69

> Other Portfolio information	70

> Board of trustees/directors and officers addendum	74

> About the organization	77

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

vi

Portfolio management review

Delaware Foundation® Funds

Oct. 6, 2008

The managers of Delaware Foundation Funds provided the answers to the questions below as a review of the Portfolios’* activities for the fiscal year that ended Sept. 30, 2008.

What was the investment environment like for the Delaware Foundation Funds during the fiscal year ended Sept. 30, 2008?

During the last quarter of 2007, a continually weakening U.S. housing market, high oil prices, and dramatic tightening in credit markets dominated the investment landscape and continued to weigh down equity markets. Most stock markets around the world declined, while relatively conservative investments like government bonds outperformed.

The Federal Reserve took a variety of actions to prop up the troubled housing and credit markets in the U.S. Throughout the winter months, it aggressively lowered the fed funds rate — the rate at which banks lend to other banks overnight — and established an ongoing plan for emergency auctions of loans in order to inject liquidity back into the credit markets. These actions seemed to buttress the equity markets in early 2008 when major indices for a time recovered some of their December losses.

As 2008 unfolded, deteriorating credit quality, a byproduct of the mortgage-lending crisis, led to asset write-downs by large financial institutions and dimmed the prospects for continued economic expansion in the U.S. Challenges posed to consumer spending by surging energy prices, declining home values, and tighter lending standards also contributed to heightened investor anxiety and pressured the stock market. Overseas markets also struggled as unease regarding the quality of lending collateral spread beyond the U.S.

Troubles stemming from housing and mortgages seemed to climax in March with the bailout of Bear Stearns by J.P. Morgan, with assistance from the Fed. But despite some optimism at times during the spring of 2008, fundamental economic weakness continued to depress stocks, with the financials sector continuing to lead a general market decline.

By September, increasing signs of distress in the credit markets culminated in a series of takeovers and failures in the U.S. and abroad, among some of the largest financial institutions. Further deterioration among residential mortgages and other loan types weakened the financial health of banks, brokers, and insurance companies and produced a well-documented series of bailouts, mergers, or failures. With financial institutions becoming ever more reluctant to lend to one another, sources of private capital seemed to have all but disappeared.

Major equity and fixed income indices reflected the negative investor sentiment throughout the year, as stocks experienced a high level of volatility and posted extremely wide-ranging results during the quarter. Small-capitalization stocks performed well relative to others, and growth stocks substantially underperformed value, based on the returns of Russell’s style-based market indices.

Note: Prior to mid-September 2008, the Portfolios operated as a fund of funds, investing primarily in other Delaware Investments Funds. Since mid-September 2008, the Portfolios have been restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles.

How did the Portfolios perform during the fiscal year?

With equity markets in decline throughout the fiscal year, Delaware Conservative Allocation Portfolio, with its higher allocation to fixed income, held up best among the three risk-based Portfolios, while the higher equity exposure within Delaware Aggressive Allocation Portfolio led it to perform the worst of the three.

Delaware Aggressive Allocation Portfolio returned -22.51% for Class A shares at net asset value and -26.95% at maximum offer price (both figures reflect

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.
*Delaware Foundation® Funds consist of the following portfolios: Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio — collectively, the “Portfolios.”

(continues)     1

Portfolio management review

Delaware Foundation® Funds

all distributions reinvested). During the same period, the Portfolio’s benchmark, the S&P 500 Index (which is generally representative of the broad stock market), returned -21.98%. Its peer group, as measured by the Lipper Mixed-Asset Target Allocation Growth Funds Average, returned -17.92%. For the complete, annualized performance of Delaware Aggressive Allocation Portfolio, please see the table on page 4.

Delaware Moderate Allocation Portfolio returned -16.23% for Class A shares at net asset value and -21.03% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Portfolio’s benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned -21.98% and +3.66%, respectively. Its peer group, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Average, returned -14.89%. For the complete, annualized performance of Delaware Moderate Allocation Portfolio, please see the table on page 6.

Delaware Conservative Allocation Portfolio returned -10.98% for Class A shares at net asset value and -16.13% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned +3.66%. Its peer group, as measured by the Lipper Mixed-Asset Target Allocation Conservative Funds Average, returned -9.5%. For the complete, annualized performance of Delaware Conservative Allocation Portfolio, please see the table on page 8.

What asset allocation or other decisions were made in managing Delaware Foundation Funds during the course of the year?

Volatile stock markets during the year led to generally conservative positioning within underlying mutual funds (the Foundation Portfolios’ primary investment vehicles until mid-September). Likewise, due to difficulties in the credit markets some fixed income assets were moved to cash in each of the Portfolios.

Several key story lines developed during the fiscal year as we analyzed the risks and returns associated with different asset classes, as well as the correlation between these classes (i.e. the tendencies to move up or down together). Market movements during the year did create perceived opportunities, and we applied our investment decision-making across the Portfolios in accordance with the objective of each risk-based Portfolio.

First, our fixed income team maintained a notably bearish outlook on the credit markets for the entire fiscal year. The lack of liquidity in even the safest areas of the credit markets was one reason for this outlook. Another was that credit spreads — the difference in yield available from bonds of varying credit qualities — widened further as the economy weakened. As a result we retained fixed income allocations that were at the low end of the prescribed range for each of the Portfolios, and remained above the 2% target allocation in cash.

Throughout the year, the Fixed Income group at Delaware Investments has maintained an up-in-quality bias in its approach to the markets, which meant a reallocation of holdings into higher-quality credits and an underweight in high yield bonds. This trend generally held true both within Delaware Diversified Income Fund – the primary fixed income vehicle for the Delaware Foundation Funds during the majority of the fiscal year – and after the Portfolios’ restructuring. We believe this continual defensive repositioning within fixed income aided performance over the year, as lower-quality credits underperformed.

A second story line developed toward the end of 2007 and in early 2008, with regard to the comparative outlooks for large- and small-cap equity markets. The Portfolios’ managers believed small-cap stocks looked more compelling at the time and therefore shifted some assets in each of the portfolios away from large-cap equities and into small-cap core equities. Given the higher potential volatility of small-cap stocks and heightened volatility in the stock market in general, we favored the selection of a small-cap core style, so that we could potentially benefit regardless of whether a growth or value style performed best. Since the market decline began in October 2007, small-cap stocks have generally outperformed those of larger companies (source: Lipper).

Within the large-cap market, we believed that the weakening economy gave an edge to growth stocks over value stocks, due to the higher top-line growth that growth stocks can frequently provide. The fact that value indices typically have greater exposure to financial stocks, which have been at the center of the credit market difficulties, also led us to favor growth stocks during the year. As a result of this outlook, we increased the portfolios’ positions in growth stocks.

Large-cap equity investments within the Delaware Foundation® Funds underperformed the broad stock market — especially during the first half of 2008 — due to a generally light exposure to strong-performing commodities, and oil and natural gas in particular. Prices for these commodities, although declining in recent weeks and months, remained at historically elevated levels throughout the period and generally benefited many energy stocks, which were not a focus in our large-cap investment styles.

A third story line during the year was the Portfolios’ focus on international equities. We kept the Portfolios positioned with international allocations that were higher than their respective target allocations, for several reasons. We believed international stocks were more attractive than U.S. equities on a risk/return basis, based on the results of our quantitative models. Additionally, as the U.S. economy was slowing, and dealing with the setbacks of the credit crisis, European and emerging market economies (including eastern Europe, China, India) continued to post strong gross domestic product growth figures. Thirdly, the outlook for the dollar remained weak due to divergent monetary policies between major central banks and the U.S. Federal Reserve. That is, the Fed continued lowering U.S. interest rates while other countries’ central banks were raising rates to curb inflation.

As the fiscal year drew to a close, we decided to reduce the weighting assigned to emerging markets, given the uncertain outlook for these countries as the prospect of a generalized global economic slowdown increased and key commodity prices began to relax.

Performance summaries

Delaware Aggressive Allocation Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Aggressive Allocation Portfolio prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Portfolio performance
Average annual total returns
from Sept. 30, 1998, through Sept. 30, 2008	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	-22.51%	+4.48%	+3.16%	+2.56%
Including sales charge	-26.95%	+3.26%	+2.55%	+1.99%

Class B (Est. Dec. 31, 1997)
Excluding sales charge	-23.14%	+3.67%	+2.52%	+2.00%
Including sales charge	-26.07%	+3.28%	+2.52%	+2.00%

Class C (Est. Dec. 31, 1997)
Excluding sales charge	-23.11%	+3.69%	+2.39%	+1.81%
Including sales charge	-23.85%	+3.69%	+2.39%	+1.81%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Portfolio performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Portfolio offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through Jan. 31, 2009.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year, 5-year, and lifetime (since June 2, 2003) periods ended Sept. 30, 2008, for Delaware Aggressive Allocation Portfolio Class R shares were -22.70%, +4.18%, and +4.66%, respectively.

Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Jan. 31, 2009.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Dec. 31, 1997) periods ended Sept. 30, 2008, for Delaware Aggressive Allocation Portfolio Institutional Class shares were -22.34%, +4.74%, +3.42%, and +2.81%, respectively.

Institutional Class shares were first made available Dec. 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Portfolio expense ratios
For information about the Portfolio’s expense ratios, please see the most recent prospectus.

Portfolio basics
As of Sept. 30, 2008

Portfolio objective
The Portfolio seeks long-term capital growth.

Total Portfolio net assets
$39 million

Number of holdings
564

Portfolio start date
Dec. 31, 1997

	Nasdaq symbols	CUSIPs
Class A	DFGAX	245918883
Class B	DFGDX	245918875
Class C	DFGCX	245918867
Class R	DFGRX	245918826
Institutional Class	DFGIX	245918859

Performance of a $10,000 Investment†
Average annual total returns from Sept. 30, 1998, through Sept. 30, 2008

	Starting value (Sept. 30, 1998)	Ending value (Sept. 30, 2008)
S&P 500 Index	$10,000	$13,519
Delaware Aggressive Allocation Portfolio — Class A Shares	$9,425	$12,862

†Prior to mid-September 2008, the Portfolio operated as a fund of funds, investing primarily in other Delaware Investments® Funds. Since mid-September 2008, the Portfolio has been restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. The historical returns do not reflect the restructuring.

The chart assumes $10,000 invested in the Portfolio on Sept. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

The chart also assumes $10,000 invested in the S&P 500 as of Sept. 30, 1998, generally measures the performance of those S&P 500 Index companies with higher price-to-book ratios and higher forecasted growth values.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Portfolio distributions or redemptions of Portfolio shares.

Performance summaries

Delaware Moderate Allocation Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Moderate Allocation Portfolio prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Portfolio performance
Average annual total returns
from Sept. 30, 1998, through Sept. 30, 2008	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	-16.23%	+4.13%	+3.53%	+2.92%
Including sales charge	-21.03%	+2.91%	+2.91%	+2.35%

Class B (Est. Dec. 31, 1997)
Excluding sales charge	-16.94%	+3.33%	+2.90%	+2.36%
Including sales charge	-20.14%	+2.93%	+2.90%	+2.36%

Class C (Est. Dec. 31, 1997)
Excluding sales charge	-16.91%	+3.34%	+2.76%	+2.18%
Including sales charge	-17.71%	+3.34%	+2.76%	+2.18%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Portfolio performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Portfolio offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through Jan. 31, 2009.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since June 2, 2003) periods ended Sept. 30, 2008, for Delaware Moderate Allocation Portfolio Class R shares were -16.49%, -0.61%, +3.83%, and +4.17%, respectively.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Jan. 31, 2009.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Dec. 31, 1997) periods ended Sept. 30, 2008, for Delaware Moderate Allocation Portfolio Institutional Class shares were -16.06%, +4.40%, +3.79%, and +3.18%, respectively.

Institutional Class shares were first made available Dec. 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Portfolio expense ratios
For information about the Portfolio’s expense ratios, please see the most recent prospectus.

Portfolio basics
As of Sept. 30, 2008

Portfolio objective
The Portfolio seeks capital appreciation with current income as a secondary objective.

Total Portfolio net assets
$47 million

Number of holdings
564

Portfolio start date
Dec. 31, 1997

	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class B	DFBBX	245918602
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

Performance of a $10,000 Investment†
Average annual total returns from Sept. 30, 1998, through Sept. 30, 2008

	Starting value (Sept. 30, 1998)	Ending value (Sept. 30, 2008)
Lehman Brothers U.S. Aggregate Bond Index	$10,000	$16,592
S&P 500 Index	$10,000	$13,519
Delaware Moderate Allocation Portfolio — Class A Shares	$9,425	$13,332

†Prior to mid-September 2008, the Portfolio operated as a fund of funds, investing primarily in other Delaware Investments® Funds. Since mid-September 2008, the Portfolio has been restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. The historical returns do not reflect the restructuring.

The chart assumes $10,000 invested in the Portfolio on Sept. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

The chart also assumes $10,000 invested in the S&P 500 as of Sept. 30, 1998. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The chart also assumes $10,000 invested in the Lehman Brothers U.S. Aggregate Bond Index as of Sept. 30, 1998. The Lehman Brothers U.S. Aggregate Index, sometimes also referred to as the Lehman Brothers Aggregate Bond Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Portfolio distributions or redemptions of Portfolio shares.

Performance summaries

Delaware Conservative Allocation Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Conservative Allocation Portfolio prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Portfolio. Portfolios that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Portfolio performance
Average annual total returns
from Sept. 30, 1997, through Sept. 30, 2008	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 31, 1997)
Excluding sales charge	-10.98%	+3.57%	+3.33%	+2.98%
Including sales charge	-16.13%	+2.36%	+2.72%	+2.41%

Class B (Est. Dec. 31, 1997)
Excluding sales charge	-11.56%	+2.82%	+2.73%	+2.44%
Including sales charge	-14.97%	+2.42%	+2.73%	+2.44%

Class C (Est. Dec. 31, 1997)
Excluding sales charge	-11.61%	+2.81%	+2.55%	+2.22%
Including sales charge	-12.46%	+2.81%	+2.55%	+2.22%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Portfolio performance chart above and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Portfolio offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through Jan. 31, 2009.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year, 5-year, and lifetime (since June 2, 2003) periods ended Sept. 30, 2008, for Delaware Conservative Allocation Portfolio Class R shares were -11.23%, +3.27%, and +3.46%, respectively.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Jan. 31, 2009.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Dec. 31, 1997) periods ended Sept. 30, 2008, for Delaware Conservative Allocation Portfolio Institutional Class shares were 10.82%, +3.84%, +3.59%, and +3.23%, respectively.

Institutional Class shares were first made available Dec. 31, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Portfolio expense ratios
For information about the Portfolio’s expense ratios, please see the most recent prospectus.

Portfolio basics
As of Sept. 30, 2008

Portfolio objective
The Portfolio seeks a combination of current income and preservation of capital with capital appreciation.

Total Portfolio net assets
$41 million

Number of holdings
563

Portfolio start date
Dec. 31, 1997

	Nasdaq symbols	CUSIPs
Class A	DFIAX	245918107
Class B	DFIDX	245918206
Class C	DFICX	245918305
Class R	DFIRX	245918818
Institutional Class	DFIIX	245918404

Performance of a $10,000 Investment†
Average annual total returns from Sept. 30, 1998, through Sept. 30, 2008

	Starting value (Sept. 30, 1998)	Ending value (Sept. 30, 2008)
Lehman Brothers U.S. Aggregate Index	$10,000	$16,592
Delaware Conservative Allocation Portfolio — Class A Shares	$9,425	$13,080

†Prior to mid-September 2008, the Portfolio operated as a fund of funds, investing primarily in other Delaware Investments® Funds. Since mid-September 2008, the Portfolio has been restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles. The historical returns do not reflect the restructuring.

The chart assumes $10,000 invested in the Fund on Sept. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

The chart also assumes $10,000 invested in the Lehman Brothers U.S. Aggregate Index as of Sept. 30, 1998. The Lehman Brothers U.S. Aggregate Index, sometimes also referred to as the Lehman Brothers Aggregate Bond Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Portfolio distributions or redemptions of Portfolio shares.

Disclosure of Portfolio expenses

For the period April 1, 2008 to September 30, 2008

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2008 to September 30, 2008.

Actual Expenses

The first section of the tables shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Portfolio’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

“Expenses Paid During Period” are equal to the Portfolios’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Delaware Aggressive Allocation Portfolio
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/08 to
	4/1/08	9/30/08	Ratio	9/30/08
Actual Portfolio Return
Class A	$1,000.00	$860.50	0.82%	$3.81
Class B	1,000.00	857.00	1.57%	7.29
Class C	1,000.00	857.10	1.57%	7.29
Class R	1,000.00	859.20	1.07%	4.97
Institutional Class	1,000.00	861.70	0.57%	2.65
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.90	0.82%	$4.14
Class B	1,000.00	1,017.15	1.57%	7.92
Class C	1,000.00	1,017.15	1.57%	7.92
Class R	1,000.00	1,019.65	1.07%	5.40
Institutional Class	1,000.00	1,022.15	0.57%	2.88

Delaware Moderate Allocation Portfolio
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/08 to
	4/1/08	9/30/08	Ratio	9/30/08
Actual Portfolio Return
Class A	$1,000.00	$898.60	0.82%	$3.89
Class B	1,000.00	894.50	1.57%	7.44
Class C	1,000.00	894.70	1.57%	7.44
Class R	1,000.00	897.40	1.07%	5.08
Institutional Class	1,000.00	899.70	0.57%	2.71
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.90	0.82%	$4.14
Class B	1,000.00	1,017.15	1.57%	7.92
Class C	1,000.00	1,017.15	1.57%	7.92
Class R	1,000.00	1,019.65	1.07%	5.40
Institutional Class	1,000.00	1,022.15	0.57%	2.88

Delaware Conservative Allocation Portfolio
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/08 to
	4/1/08	9/30/08	Ratio	9/30/08
Actual Portfolio Return
Class A	$1,000.00	$923.40	0.82%	$3.94
Class B	1,000.00	920.40	1.57%	7.54
Class C	1,000.00	920.10	1.57%	7.54
Class R	1,000.00	922.20	1.07%	5.14
Institutional Class	1,000.00	924.60	0.57%	2.74
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.90	0.82%	$4.14
Class B	1,000.00	1,017.15	1.57%	7.92
Class C	1,000.00	1,017.15	1.57%	7.92
Class R	1,000.00	1,019.65	1.07%	5.40
Institutional Class	1,000.00	1,022.15	0.57%	2.88

Effective September 22, 2008, Delaware Management Company (DMC) has contractually agreed to waive that portion, if any, of its management fee and reimburse each Portfolio to the extent necessary to ensure that total annual operating expenses do not exceed 0.90% of average daily net assets of each Portfolio through September 21, 2009. Prior to September 22, 2008, DMC had contracted to limit total annual operating expenses from exceeding 0.55% of average daily net assets. The Portfolio’s expense analysis would be as follows if this limit was in effect for the entire period:

Delaware Aggressive Allocation Portfolio
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/08 to
	4/1/08	9/30/08	Ratio	9/30/08
Actual Portfolio Return
Class A	$1,000.00	$860.50	1.15%	$5.35
Class B	1,000.00	857.00	1.90%	8.82
Class C	1,000.00	857.10	1.90%	8.82
Class R	1,000.00	859.20	1.40%	6.51
Institutional Class	1,000.00	861.70	0.90%	4.19
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90%	9.57
Class C	1,000.00	1,015.50	1.90%	9.57
Class R	1,000.00	1,018.00	1.40%	7.06
Institutional Class	1,000.00	1,020.50	0.90%	4.55

Delaware Moderate Allocation Portfolio
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/08 to
	4/1/08	9/30/08	Ratio	9/30/08
Actual Portfolio Return
Class A	$1,000.00	$898.60	1.15%	$5.46
Class B	1,000.00	894.50	1.90%	9.00
Class C	1,000.00	894.70	1.90%	9.00
Class R	1,000.00	897.40	1.40%	6.64
Institutional Class	1,000.00	899.70	0.90%	4.27
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90%	9.57
Class C	1,000.00	1,015.50	1.90%	9.57
Class R	1,000.00	1,018.00	1.40%	7.06
Institutional Class	1,000.00	1,020.50	0.90%	4.55

Delaware Conservative Allocation Portfolio
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	4/1/08 to
	4/1/08	9/30/08	Ratio	9/30/08
Actual Portfolio Return
Class A	$1,000.00	$923.40	1.15%	$5.53
Class B	1,000.00	920.40	1.90%	9.12
Class C	1,000.00	920.10	1.90%	9.12
Class R	1,000.00	922.20	1.40%	6.73
Institutional Class	1,000.00	924.60	0.90%	4.33
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90%	9.57
Class C	1,000.00	1,015.50	1.90%	9.57
Class R	1,000.00	1,018.00	1.40%	7.06
Institutional Class	1,000.00	1,020.50	0.90%	4.55

Sector allocations and top 10 holdings

Delaware Aggressive Allocation Portfolio

As of September 30, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may also represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Sector	of net assets
Common Stock	59.67%
U.S. Markets	34.49%
Consumer Discretionary	3.46%
Consumer Staples	3.63%
Energy	3.01%
Financials	4.20%
Health Care	5.74%
Industrials	3.22%
Information Technology	7.76%
Materials	1.29%
Telecommunications	1.33%
Utilities	0.85%
Developed Markets	16.12%
Consumer Discretionary	3.20%
Consumer Staples	1.31%
Energy	1.42%
Financials	2.18%
Health Care	2.14%
Industrials	1.74%
Information Technology	1.95%
Materials	0.68%
Telecommunications	1.07%
Utilities	0.43%
Emerging Markets	9.06%
Consumer Discretionary	0.76%
Consumer Staples	0.48%
Energy	1.83%
Financials	0.74%
Industrials	0.65%
Information Technology	1.12%
Materials	0.87%
Telecommunications	1.77%
Utilities	0.84%
Exchange Traded Fund	9.68%
Agency Mortgage-Backed Securities	8.01%
Agency Obligations	1.93%
Commercial Mortgage-Backed Securities	1.36%
Corporate Bonds	3.36%
Banking	0.28%
Basic Industry	0.23%
Brokerage	0.02%
Capital Goods	0.07%
Consumer Cyclical	0.28%
Consumer Non-Cyclical	0.46%
Energy	0.46%
Financials	0.18%
Media	0.23%
Services Non-Cyclical	0.10%
Technology & Electronics	0.05%
Telecommunications	0.71%
Transportation	0.02%
Utilities	0.27%
Foreign Agencies	0.46%
Non-Agency Asset-Backed Securities	0.66%
Sovereign Debt	1.35%
Supranational Bank	0.45%
U.S. Treasury Obligations	3.88%
Preferred Stock	0.12%
Discount Note	0.56%
Discounted Commercial Paper	3.42%
Repurchase Agreement	8.07%
Total Value of Securities	102.98%
Liabilities Net of Receivables and Other Assets	(2.98% )
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of net assets
Procter & Gamble	0.78%
Genentech	0.71%
QUALCOMM	0.70%
Johnson & Johnson	0.63%
Google Class A	0.62%
BP	0.58%
CME Group	0.58%
CGI Group Class A	0.52%
Total	0.51%
Apple	0.50%

Delaware Moderate Allocation Portfolio

As of September 30, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may also represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Sector	of net assets
Common Stock	42.28%
U.S. Markets	25.06%
Consumer Discretionary	2.54%
Consumer Staples	2.64%
Energy	2.17%
Financials	3.01%
Health Care	4.15%
Industrials	2.33%
Information Technology	5.65%
Materials	0.95%
Telecommunications	0.97%
Utilities	0.65%
Developed Markets	10.88%
Consumer Discretionary	2.19%
Consumer Staples	0.88%
Energy	0.95%
Financials	1.47%
Health Care	1.43%
Industrials	1.18%
Information Technology	1.31%
Materials	0.47%
Telecommunications	0.71%
Utilities	0.29%
Emerging Markets	6.34%
Consumer Discretionary	0.51%
Consumer Staples	0.35%
Energy	1.23%
Financials	0.52%
Industrials	0.44%
Information Technology	0.72%
Materials	0.61%
Telecommunications	1.27%
Utilities	0.69%
Exchange Traded Fund	7.81%
Agency Mortgage-Backed Securities	12.71%
Agency Obligations	3.07%
Commercial Mortgage-Backed Securities	1.89%
Corporate Bonds	6.23%
Banking	0.52%
Basic Industry	0.42%
Brokerage	0.04%
Capital Goods	0.12%
Consumer Cyclical	0.50%
Consumer Non-Cyclical	0.86%
Energy	0.86%
Financials	0.35%
Media	0.41%
Services Non-Cyclical	0.16%
Technology & Electronics	0.08%
Telecommunications	1.33%
Transportation	0.03%
Utilities	0.55%
Foreign Agencies	0.75%
Non-Agency Asset-Backed Securities	0.94%
Sovereign Debt	2.19%
Supranational Bank	0.72%
U.S. Treasury Obligations	6.26%
Preferred Stock	0.15%
Discount Note	0.84%
Discounted Commercial Paper	5.38%
Repurchase Agreement	12.08%
Total Value of Securities	103.30%
Liabilities Net of Receivables and Other Assets	(3.30% )
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of net assets
Procter & Gamble	0.56%
QUALCOMM	0.51%
Genentech	0.51%
Johnson & Johnson	0.45%
Google Class A	0.42%
CME Group	0.39%
BP	0.39%
Apple	0.38%
Intel	0.36%
ConocoPhillips	0.36%

Sector allocations and top 10 holdings

Delaware Conservative Allocation Portfolio

As of September 30, 2008

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may also represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio’s sector designations.

Percentage
Sector	of net assets
Common Stock	26.12%
U.S. Markets	15.44%
Consumer Discretionary	1.55%
Consumer Staples	1.59%
Energy	1.33%
Financials	1.90%
Health Care	2.58%
Industrials	1.42%
Information Technology	3.48%
Materials	0.60%
Telecommunications	0.61%
Utilities	0.38%
Developed Markets	6.73%
Consumer Discretionary	1.24%
Consumer Staples	0.56%
Energy	0.60%
Financials	0.92%
Health Care	0.90%
Industrials	0.73%
Information Technology	0.85%
Materials	0.30%
Telecommunications	0.45%
Utilities	0.18%
Emerging Markets	3.95%
Consumer Discretionary	0.32%
Consumer Staples	0.21%
Energy	0.79%
Financials	0.32%
Industrials	0.29%
Information Technology	0.44%
Materials	0.37%
Telecommunications	0.78%
Utilities	0.43%
Exchange Traded Fund	4.80%
Agency Mortgage-Backed Securities	17.59%
Agency Obligations	4.43%
Commercial Mortgage-Backed Securities	2.87%
Corporate Bonds	6.82%
Banking	0.51%
Basic Industry	0.47%
Brokerage	0.05%
Capital Goods	0.17%
Consumer Cyclical	0.59%
Consumer Non-Cyclical	0.95%
Energy	0.87%
Financials	0.33%
Media	0.43%
Services Non-Cyclical	0.23%
Technology & Electronics	0.11%
Telecommunications	1.47%
Transportation	0.05%
Utilities	0.59%
Foreign Agencies	1.06%
Non-Agency Asset-Backed Securities	1.64%
Sovereign Debt	3.17%
Supranational Bank	1.02%
U.S. Treasury Obligations	8.82%
Preferred Stock	0.12%
Discount Note	1.16%
Discounted Commercial Paper	7.35%
Repurchase Agreement	16.66%
Total Value of Securities	103.63%
Liabilities Net of Receivables and Other Assets	(3.63%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of net assets
Procter & Gamble	0.34%
QUALCOMM	0.32%
Genentech	0.30%
Google Class A	0.30%
Johnson & Johnson	0.29%
CME Group	0.27%
BP	0.25%
Apple	0.22%
CGI Group Class A	0.22%
MasterCard Class A	0.22%

Statements of net assets

Delaware Aggressive Allocation Portfolio

September 30, 2008

		Number of	Value
		Shares	(U.S. $)
Common Stock – 59.67%
U.S. Markets – 34.49%
Consumer Discretionary – 3.46%
†	Aeropostale	725	$23,280
†	AFC Enterprises	1,325	9,620
†	Bally Technologies	575	17,411
†	Buffalo Wild Wings	225	9,054
	Burger King Holdings	1,700	41,752
	CKE Restaurants	1,225	12,985
	Comcast Class A	1,800	35,334
	DeVry	300	14,862
	Disney (Walt)	1,200	36,828
†	Fossil	575	16,232
	Gap	7,400	131,571
†	Jack in the Box	750	15,825
†	Jarden	1,500	35,175
	Limited Brands	7,300	126,436
	Macy’s	1,500	26,970
†	Marvel Entertainment	425	14,510
	Mattel	7,100	128,084
	McDonald’s	900	55,530
†	MGM MIRAGE	3,800	108,300
	National CineMedia	1,025	11,326
	NIKE Class B	400	26,760
†	Papa John’s International	675	18,333
	Phillips-Van Heusen	1,125	42,649
†	Scholastic	425	10,914
	Staples	5,900	132,749
†	Tenneco	825	8,770
†	True Religion Apparel	350	9,048
†	Ulta Salon Cosmetics & Fragrance	825	10,956
†	Universal Electronics	725	18,111
†	Viacom Class B	800	19,872
†	Warnaco Group	1,025	46,422
	Weight Watchers International	2,800	102,480
†	WMS Industries	550	16,814
			1,334,963
Consumer Staples – 3.63%
	Alberto-Culver	500	13,620
	Altria Group	300	5,952
	Archer-Daniels-Midland	5,300	116,123
	Casey’s General Stores	675	20,365
†	Chattem	275	21,500
	CVS Caremark	1,800	60,588
	Heinz (H.J.)	2,800	139,748
	Kimberly-Clark	2,200	142,648
	Kraft Foods Class A	4,400	144,100
	PepsiCo	1,100	78,397
	Philip Morris International	300	14,430
	Procter & Gamble	4,300	299,666
	Safeway	5,100	120,972
	Walgreen	4,400	136,224
	Wal-Mart Stores	1,400	83,846
			1,398,179
Energy – 3.01%
	Apache	300	31,284
	Arch Coal	300	9,867
†	Basic Energy Services	375	7,988
†	Brigham Exploration	1,200	13,188
†	Bristow Group	475	16,074
	Cabot Oil & Gas	400	14,456
†	Callon Petroleum	550	9,917
	Chevron	2,200	181,456
†	Complete Production Services	800	16,104
	ConocoPhillips	2,600	190,449
	EOG Resources	1,600	143,136
†	EXCO Resources	500	8,160
	Exxon Mobil	1,300	100,958
†	Grey Wolf	1,850	14,393
	Halliburton	1,000	32,390
	Lufkin Industries	125	9,919
	Marathon Oil	3,100	123,597
†	National Oilwell Varco	700	35,161
	Occidental Petroleum	800	56,360
	Penn Virginia	425	22,712
†	Petroquest Energy	1,475	22,641
	Schlumberger	700	54,663
	St. Mary Land & Exploration	900	32,085
†	Warren Resources	1,150	11,477
			1,158,435
Financials – 4.20%
	AFLAC	600	35,250
	Allstate	3,000	138,360
	BancFirst	300	14,499
	Bank of America	2,500	87,500
	BB&T	300	11,340
	Berkley (W.R.)	1,200	28,260
	Blackstone Group	1,300	19,942
	Capital One Financial	900	45,900
	CME Group	600	222,905
	Colonial BancGroup	2,175	17,096
	Delphi Financial Group Class A	675	18,927
	Digital Realty Trust	350	16,538
	Dime Community Bancshares	850	12,937
	Discover Financial Services	8,200	113,324
	East West Bancorp	1,200	16,440
	FBL Financial Group Class A	525	14,642
	First Industrial Realty Trust	625	17,925
	First Midwest Bancorp	600	14,544
	First Niagara Financial Group	1,075	16,931
	Greenhill	225	16,594
	Hanover Insurance Group	600	27,312
	Harleysville Group	400	15,120
	Hartford Financial Services Group	2,200	90,178
	Home Properties	375	21,731
	Horace Mann Educators	1,015	13,063

(continues)     15

Statements of net assets

Delaware Aggressive Allocation Portfolio

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	Host Hotels & Resorts	1,000	$13,290
†	IntercontinentalExchange	2,200	177,495
	JPMorgan Chase	1,900	88,730
	optionsXpress Holdings	725	14,080
	Pennsylvania Real Estate
	Investment Trust	625	11,781
†	ProAssurance	350	19,600
	Prudential Financial	700	50,400
†	RiskMetrics Group	575	11,253
	RLI	425	26,388
	Senior Housing Properties Trust	1,150	27,405
	Simon Property Group	200	19,400
	Sovran Self Storage	550	24,712
†	Texas Capital Bancshares	590	12,248
	Trustmark	725	15,037
	U.S. Bancorp	1,400	50,428
	Waddell & Reed Financial	450	11,138
			1,620,643
Health Care – 5.74%
†	Align Technology	1,250	13,538
†	Alkermes	1,400	18,620
	Allergan	3,000	154,500
†	Amgen	800	47,416
†	AMN Healthcare Services	975	17,131
†	Bio-Rad Laboratories Class A	225	22,302
	Bristol-Myers Squibb	6,600	137,610
†	Celera	1,175	18,154
†	Dionex	225	14,299
†	Express Scripts	700	51,674
†	Genentech	3,100	274,907
†	Gen-Probe	575	30,504
†	Gilead Sciences	1,100	50,138
†	HealthExtras	350	9,142
†	Healthways	625	10,081
†	Hologic	1,600	30,928
	Johnson & Johnson	3,500	242,479
†	Kendle International	350	15,649
†	Medarex	1,900	12,293
	Medtronic	1,000	50,100
	Mentor	375	8,948
	Merck	5,500	173,579
†	Noven Pharmaceuticals	950	11,096
†	Omrix Biopharmaceuticals	600	10,764
†	Onyx Pharmaceuticals	375	13,568
†	OSI Pharmaceuticals	350	17,252
	Pfizer	8,800	162,271
†	Psychiatric Solutions	550	20,873
	Quest Diagnostics	2,700	139,509
†	Quidel	700	11,487
†	Regeneron Pharmaceuticals	625	13,644
†	Res-Care	1,000	18,140
†	Sun Healthcare Group	1,300	19,058
†	Techne	200	14,424
†	United Therapeutics	225	23,663
	UnitedHealth Group	5,800	147,262
	Universal Health Services Class B	175	9,805
†	Vertex Pharmaceuticals	500	16,620
	Wyeth	4,300	158,842
			2,212,270
Industrials – 3.22%
	AAON	925	16,826
	Acuity Brands	375	15,660
	Administaff	600	16,332
	American Ecology	425	11,760
	Applied Industrial Technologies	450	12,119
	Barnes Group	650	13,143
	Boeing	500	28,675
	Caterpillar	300	17,880
†	Chart Industries	500	14,280
†	Columbus McKinnon	725	17,088
†	CRA International	200	5,496
	Donnelley (R.R.) & Sons	4,900	120,196
†	DynCorp International Class A	650	10,894
	Expeditors International Washington	3,300	114,972
	Fluor	300	16,710
	General Electric	2,800	71,400
	Goodrich	700	29,120
	Granite Construction	425	15,224
	Healthcare Services Group	1,050	19,205
†	Hexcel	825	11,294
	Honeywell International	400	16,620
†	Hub Group Class A	575	21,649
†	Huron Consulting Group	225	12,821
†	Kadant	500	11,385
†	Kforce	1,450	14,805
	McGrath RentCorp	550	15,851
	Norfolk Southern	700	46,347
	Otter Tail	500	15,365
†	Perini	325	8,382
	Republic Services	600	17,988
	Robert Half International	600	14,850
	Rockwell Collins	600	28,854
	Roper Industries	400	22,784
†	Spirit AeroSystems Holdings Class A	1,300	20,891
†	Sykes Enterprises	525	11,529
	Textron	800	23,424
	Triumph Group	300	13,713
	United Parcel Service Class B	2,200	138,357
†	United Stationers	375	17,936
	United Technologies	900	54,054
†	URS	350	12,835
	Waste Management	3,900	122,810
			1,241,524

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Information Technology – 7.76%
†	Anixter International	325	$19,341
†	Apple	1,700	193,221
	Applied Materials	1,900	28,747
†	Blackboard	475	19,138
†	Cisco Systems	2,900	65,424
	Corning	2,100	32,844
†	DealerTrack Holdings	675	11,367
†	Digital River	200	6,480
†	eBay	5,800	129,804
†	EMC	2,900	34,684
†	FARO Technologies	525	10,694
†	Google Class A	600	240,311
†	Harris Stratex Networks Class A	1,350	10,544
	Heartland Payment Systems	600	15,336
	Hewlett-Packard	1,400	64,736
†	iGate	950	8,237
	infoGROUP	2,450	16,195
†	Informatica	575	7,469
	Intel	10,000	187,300
	International Business Machines	1,500	175,440
†	Intuit	5,600	177,016
†	IPG Photonics	500	9,755
†	J2 Global Communications	775	18,096
†	JDA Software Group	775	11,788
†	Kulicke & Soffa Industries	2,800	12,628
†	Lawson Software	2,575	18,025
	MasterCard Class A	1,000	177,330
†	McAfee	500	16,980
	Microsoft	3,400	90,746
	Motorola	14,900	106,386
†	NETGEAR	975	14,625
†	Nuance Communications	1,725	21,028
†	ON Semiconductor	1,575	10,647
†	Oracle	900	18,279
†	Progress Software	675	17,543
	QUALCOMM	6,300	270,710
	Quality Systems	425	17,961
†	Rofin-Sinar Technologies	600	18,366
†	Sapient	1,475	10,959
†	SAVVIS	950	12,768
†	SPSS	300	8,808
†	Symantec	1,100	21,538
†	Synaptics	600	18,132
†	Synchronoss Technologies	700	6,587
†	Tekelec	1,200	16,788
†	TeleTech Holdings	525	6,531
†	Teradata	4,600	89,700
	United Online	1,425	13,409
†	ValueClick	775	7,928
†	VeriSign	5,000	130,400
†	ViaSat	750	17,685
†	Virtusa	950	6,185
†	Visa Class A	3,000	184,170
†	Wind River Systems	1,850	18,500
	Xerox	9,900	114,147
			2,989,456
Materials – 1.29%
	Compass Minerals International	125	6,549
	Cytec Industries	400	15,564
	Dow Chemical	1,200	38,136
	duPont (E.I.) deNemours	4,100	165,229
	Ferro	975	19,598
	Freeport-McMoRan Copper &
	Gold Class B	400	22,740
	Hercules	675	13,358
†	Horsehead Holding	1,075	6,343
	Lubrizol	600	25,884
†	OM Group	425	9,563
†	Owens-Illinois	700	20,580
†	PolyOne	2,650	17,093
	Praxair	1,400	100,435
	Rock-Tenn Class A	500	19,990
†	Rockwood Holdings	650	16,679
			497,741
Telecommunications – 1.33%
	Alaska Communications
	Systems Group	1,525	18,651
	AT&T	5,100	142,392
†	Crown Castle International	4,000	115,880
	Embarq	300	12,165
†	MetroPCS Communications	1,200	16,788
	NTELOS Holdings	675	18,151
†	Syniverse Holdings	525	8,720
	Verizon Communications	5,600	179,704
			512,451
Utilities – 0.85%
	Black Hills	750	23,303
	Cleco	975	24,619
	Exelon	600	37,572
	FirstEnergy	500	33,495
	PPL	1,100	40,722
	Progress Energy	3,200	138,015
	Sempra Energy	600	30,282
			328,008
Total U.S. Markets
	(cost $14,431,269)		13,293,670

§Developed Markets – 16.12%
Consumer Discretionary – 3.20%
=	Bayerische Motoren Werke	3,233	125,888
=	Don Quijote	7,800	139,517
=	Kesa Electricals	43,001	85,636

(continues)     17

Statements of net assets

Delaware Aggressive Allocation Portfolio

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Consumer Discretionary (continued)
=	Lagardere	2,155	$97,122
=	NGK Spark Plug	12,000	116,828
=	PPR	647	57,882
=	Publicis Groupe	5,281	166,305
=	Round One	108	86,564
=	Teleperformance	4,419	123,240
=	Toyota Motor	3,300	141,090
=	WPP Group	11,639	94,187
			1,234,259
Consumer Staples – 1.31%
=	Coca-Cola Amatil	25,003	166,939
=	Greggs	1,401	79,374
=	Metro	2,587	129,742
=	Parmalat	55,395	130,733
			506,788
Energy – 1.42%
=	BP	27,051	225,390
†	Nabors Industries	1,100	27,412
=†	Petroleum Geo-Services	7,113	93,988
=†	Strike Resources	5,600	2,998
=	Total	3,233	196,370
			546,158
Financials – 2.18%
	Aspen Insurance Holdings	950	26,125
=	AXA	5,604	183,410
=	Dexia	3,720	40,628
	Everest Re Group	200	17,306
=	ING Groep CVA	5,820	124,746
	Max Capital Group	950	22,069
=	Mitsubishi UFJ Financial Group	18,100	157,844
=	Nordea Bank	11,855	141,512
=	Standard Charter	5,173	126,895
			840,535
Health Care – 2.14%
=	AstraZeneca	3,449	150,975
†	Eurand	1,000	18,160
=	Novartis	2,910	153,211
=	Novo Nordisk Class B	2,802	145,237
=	Ono Pharmaceutical	2,200	101,643
=	Sanofi-Aventis	1,832	120,424
=	Terumo	2,600	135,634
			825,284
Industrials – 1.74%
=	Asahi Glass	13,000	114,283
=	Cie de Saint-Gobain	1,940	100,335
=	Koninklijke Philips Electronics	5,604	152,024
†	TBS International Class A	450	6,057
=	Tomkins	57,982	161,878
=	Vallourec	639	137,858
			672,435
Information Technology – 1.95%
	Accenture Limited Class A	800	30,400
=	Canon	3,600	136,485
†	CGI Group Class A	23,063	201,745
=	Ericsson LM Class B	14,300	135,781
=	Nokia	7,005	130,630
†	Research in Motion	1,700	116,110
			751,151
Materials – 0.68%
=†	Alara Uranium	800	36
=	Anglo American	500	16,916
=	Griffin Mining	12,300	5,248
=	Lafarge	1,078	113,481
=	Linde	1,185	126,886
=†	Mwana Africa	3,200	973
			263,540
Telecommunications – 1.07%
=	France Telecom	4,958	139,045
=	Telstra	38,906	130,528
=	Vodafone Group	64,340	142,079
			411,652
Utilities – 0.43%
=	National Grid	12,933	164,146
			164,146
Total Developed Markets
	(cost $6,912,415)		6,215,948

×Emerging Markets – 9.06%
Consumer Discretionary – 0.76%
#	Almacenes Exito GDR 144A	2,000	9,932
=	Cheil Industries	200	8,786
=	Fountain Set Holdings	16,000	1,295
#	Grupo Clarin Class B GDR 144A	1,400	7,961
	Grupo Televisa ADR	2,800	61,236
=	JD Group	2,900	10,611
=	Oriental Holdings	8,000	12,614
=	Sun International	1,200	13,219
=	Techtronic Industries	153,000	140,571
=†	Tom Group	194,000	9,850
=	Turk Sise ve Cam Fabrikalari	14,400	17,510
			293,585
Consumer Staples – 0.48%
	Charoen Pokphand Foods	23,400	2,802
†	Cosan Class A	3,000	23,940
	Cresud ADR	3,400	35,700
=	First Pacific	57,577	30,465
	Fomento Economico Mexicano ADR	400	15,256
=	Gudang Garam	30,500	18,902
=	Lotte Confectionery	18	15,482
=	President Chain Store	11,000	32,347
=	Tongaat Hulett	1,300	11,315
			186,209

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
×Emerging Markets (continued)
Energy – 1.83%
	China Petroleum & Chemical ADR	200	$15,666
=	CNPC Hong Kong	30,000	12,773
	Gazprom ADR	3,213	99,442
	KazMunaiGas Exploration
	Production GDR	2,535	39,293
	LUKOIL ADR	400	23,850
	LUKOIL ADR (London
	International Exchange)	500	29,400
	Oil & Gas Development GDR	500	6,034
=	PetroChina	18,000	18,686
	PetroChina ADR	400	41,092
	Petroleo Brasileiro SA ADR	1,300	57,135
	Petroleo Brasiliero SP ADR	3,400	127,227
=	Polski Koncern Naftowy Orlen	1,962	28,324
	PTT Exploration & Production	9,217	34,530
#	Reliance Industries GDR 144A	675	56,025
=	Sasol	1,000	42,670
	Sasol ADR	400	16,996
=	SK Energy	361	27,352
=	Surgutneftegaz ADR	2,754	14,627
=	Tambang Batubara Bukit Asam	16,000	15,683
			706,805
Financials – 0.74%
=	Alarko Gayrimenkul Yatirim Ortakligi	200	2,371
	Banco Itau Holding Financeira ADR	1,400	24,500
=	Bangkok Bank	5,600	17,137
=	Cathay Financial Holding	6,000	8,265
†	Grupo Financiero Galicia ADR	1,100	5,137
=	Hong Leong Bank	15,600	25,628
	ICICI Bank ADR	1,100	25,872
=	Indiabulls Real Estate GDR	400	1,504
†	IRSA Inversiones y
	Representaciones GDR	2,600	18,902
†	KB Financial Group ADR	1,200	54,828
=	KLCC Property Holdings	12,500	9,872
=	OTP Bank	400	14,470
	Sberbank	11,830	20,348
=	Standard Bank Group	2,900	33,325
=	Turkiye Is Bankasi Class C	5,000	20,622
			282,781
Industrials – 0.65%
†	51job ADR	500	4,600
=	Alarko Holding	7,700	13,165
=	Barloworld	900	7,050
=†	China Water Affairs Group	6,000	1,045
=	CJ	510	20,176
=	Evergreen Marine	61,000	27,781
	Gol Linhas Aereas Inteligentes ADR	500	3,250
=	Hyundai Elevator	158	10,532
=	Siam Cement NVDR	7,400	28,144
=	Singapore Airlines	6,000	60,276
=	Sinotrans	31,000	6,056
=	SK Holdings	154	14,340
=	UEM World	18,541	12,935
=	Walsin Lihwa	93,000	25,218
=	Yazicilar Holding Class A	3,400	16,484
			251,052
Information Technology – 1.12%
†	HLS Systems International	800	3,400
	Infosys Technologies ADR	1,400	46,634
	LG Display ADR	900	11,430
=	Samsung Electronics	367	168,177
	Seagate Technology	10,000	121,200
†	Sify Technologies ADR	700	1,232
=	SK Communications	662	6,521
†	Spreadtrum Communications ADR	900	2,025
=	Taiwan Semiconductor
	Manufacturing	15,000	25,093
=	TravelSky Technology	20,000	9,935
=	United Microelectronics	52,000	16,708
	United Microelectronics ADR	9,500	18,525
			430,880
Materials – 0.87%
=	ArcelorMittal South Africa	2,000	40,351
†	Cemex ADR	1,400	24,108
	Chelyabinsk Zink Plant GDR	600	2,088
	Cia de Minas Buenaventura ADR	900	21,132
	Cia Vale do Rio Doce ADR	5,100	97,664
=	Formosa Chemicals & Fibre	16,000	27,698
	Gold Fields ADR	2,200	21,098
	Grupo Mexico Class B	13,000	13,671
=	Impala Platinum Holdings	1,066	21,756
=	Israel Chemicals	1,600	23,820
	POSCO ADR	100	9,337
	Votorantim Celulose e Papel ADR	2,100	32,361
			335,084
Telecommunications – 1.77%
	America Movil ADR	300	13,908
	China Mobile ADR	900	45,072
	China Netcom Group ADR	1,000	45,480
=	China Telecom	44,000	18,058
=	China Unicom	28,000	42,123
	Chunghwa Telecom ADR	6,700	158,588
	KT ADR	5,700	95,703
	Mobile Telesystems ADR	400	22,404
	Philippine Long Distance
	Telephone ADR	300	16,902
	SK Telecom ADR	3,700	69,634
	Telemex Internacional ADR	3,000	39,000
=	Telkom	2,000	25,584
	Telkom ADR	600	30,600
	Tim Participacoes ADR	1,000	20,860

(continues)     19

Statements of net assets

Delaware Aggressive Allocation Portfolio

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
×Emerging Markets (continued)
Telecommunications (continued)
= Turkcell Iletisim Hizmet	2,900	$17,605
Turkcell Iletisim Hizmet ADR	1,400	20,986
		682,507
Utilities – 0.84%
AES Tiete	2,306	17,457
Centrais Eletricas Brasileiras	8,000	116,160
Energias do Brasil	8,000	98,412
‡† Fifth Power Generation GDR	100	318
Korea Electric Power ADR	6,300	78,057
= Tanjong	3,700	14,153
		324,557
Total Emerging Markets
(cost $3,694,662)		3,493,460
Total Common Stock
(cost $25,038,346)		23,003,078

Exchange Traded Fund – 9.68%
• iShares MSCI EAFE
Growth Index	65,900	3,730,599
Total Exchange Traded Fund
(cost $4,051,222)		3,730,599

	Principal
	Amount°
Agency Mortgage-Backed Securities – 8.01%
Fannie Mae S.F. 15 yr TBA
4.50% 10/1/23	USD 300,000	292,313
5.00% 10/1/23	190,000	188,634
5.50% 10/1/23	65,000	65,508
Fannie Mae S.F. 30 yr
5.00% 12/1/36	755,919	737,758
5.50% 12/1/35	1,033,721	1,032,927
6.00% 6/1/38	656,480	665,588
Fannie Mae S.F. 30 yr TBA
4.50% 10/1/38	65,000	61,486
Freddie Mac S.F. 30 yr
5.50% 10/1/36	44,411	44,217
Total Agency Mortgage-Backed
Securities (cost $3,100,282)		3,088,431

Agency Obligations – 1.93%
Fannie Mae 4.625% 10/15/13	255,000	262,802
Federal Home Loan Bank
5.00% 11/17/17	240,000	242,328
Freddie Mac 3.125% 10/25/10	240,000	240,122
Total Agency Obligations
(cost $747,319)		745,252

Commercial Mortgage-Backed Securities – 1.36%
Bank of America
Commercial Mortgage
Series 2004-4 A4
4.502% 7/10/42	100,000	95,240
•Series 2005-1 A4
5.143% 11/10/42	70,000	67,273
• Bear Stearns Commercial
Mortgage Securities
Series 2004-PWR4 A3
5.468% 6/11/41	40,000	37,772
• Goldman Sachs Mortgage
Securities II Series 2004-GG2
A5 5.279% 8/10/38	100,000	94,689
Greenwich Capital Commercial
Funding Series 2004-GG1
A4 4.755% 6/10/36	35,000	34,422
• Morgan Stanley Capital I
Series 2004-T15 A4
5.27% 6/13/41	210,000	195,712
Total Commercial Mortgage-Backed
Securities (cost $534,257)		525,108

Corporate Bonds – 3.36%
Banking – 0.28%
Bank of America
5.125% 11/15/14	5,000	4,503
BB&T 4.90% 6/30/17	25,000	19,517
Citigroup 6.50% 8/19/13	45,000	40,035
Wells Fargo 5.625% 12/11/17	30,000	27,619
• Wells Fargo Capital XIII
7.70% 12/29/49	20,000	17,456
		109,130
Basic Industry – 0.23%
# ArcelorMittal 144A
6.125% 6/1/18	30,000	26,631
Domtar 7.125% 8/15/15	20,000	18,500
duPont (E.I.) deNemour
6.00% 7/15/18	20,000	19,558
Freeport-McMoRan Copper &
Gold 8.25% 4/1/15	20,000	19,674
Rio Tinto Finance USA
6.50% 7/15/18	5,000	4,736
		89,099
Brokerage – 0.02%
Goldman Sachs Group
5.95% 1/18/18	10,000	8,264
		8,264
Capital Goods – 0.07%
Caterpillar Financial Services
7.05% 10/1/18	10,000	10,003
Graham Packaging
9.875% 10/15/14	20,000	17,500
		27,503

		Principal		Value
		Amount°		(U.S. $)
	Corporate Bonds (continued)
	Consumer Cyclical – 0.28%
	CVS Caremark 5.75% 6/1/17	USD	30,000	$28,081
	Dollar General
	10.625% 7/15/15		20,000	19,800
	Neiman Marcus Group
	10.375% 10/15/15		20,000	16,850
	Toll 8.25% 2/1/11		20,000	19,300
	Wal-Mart Stores 6.20% 4/15/38		25,000	22,878
				106,909
	Consumer Non-Cyclical – 0.46%
	AstraZeneca 5.90% 9/15/17		15,000	14,795
	Covidien International Finance
	6.55% 10/15/37		10,000	9,644
	Delhaize America
	9.00% 4/15/31		15,000	15,785
	Diageo Capital 5.75% 10/23/17		15,000	14,419
	GlaxoSmithKline Capital
	4.375% 4/15/14		5,000	4,749
	5.65% 5/15/18		20,000	19,023
	LVB Acquisition
	10.00% 10/15/17		20,000	20,500
	WellPoint 5.00% 12/15/14		30,000	27,457
	Wyeth 5.50% 2/1/14		50,000	49,620
				175,992
	Energy – 0.46%
	Apache 6.90% 9/15/18		20,000	20,065
	CenterPoint Energy Resources
	6.00% 5/15/18		5,000	4,383
	Chesapeake Energy
	6.625% 1/15/16		20,000	18,050
	Kinder Morgan Energy Partners
	6.95% 1/15/38		10,000	8,594
	Petro-Canada 6.05% 5/15/18		15,000	13,117
	PetroHawk Energy
	9.125% 7/15/13		20,000	18,900
#	Plains All American Pipeline
	144A 6.50% 5/1/18		30,000	27,109
	Suncor Energy 6.50% 6/15/38		5,000	4,191
	TransCanada Pipelines
	7.25% 8/15/38		20,000	19,283
	Weatherford International
	6.00% 3/15/18		20,000	17,987
	XTO Energy 5.50% 6/15/18		30,000	26,566
				178,245
	Financials – 0.18%
	General Electric Capital
	5.625% 5/1/18		35,000	29,637
•	Hartford Financial Services
	Group 8.125% 6/15/38		25,000	21,327
@∏	Montpelier Re Holdings
	6.125% 8/15/13		5,000	4,954
	Unitrin 6.00% 5/15/17		15,000	12,616
				68,534
	Media – 0.23%
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		20,000	19,500
	Comcast 5.875% 2/15/18		30,000	26,795
	Thomson Reuters
	6.50% 7/15/18		30,000	28,742
	Time Warner Cable
	7.30% 7/1/38		15,000	13,381
				88,418
	Services Non-Cyclical – 0.10%
	Community Health Systems
	8.875% 7/15/15		20,000	19,100
	HCA 9.25% 11/15/16		20,000	19,500
				38,600
	Technology & Electronics – 0.05%
	SunGard Data Systems
	9.125% 8/15/13		20,000	18,100
				18,100
	Telecommunications – 0.71%
	AT&T 5.60% 5/15/18		55,000	49,315
	Cricket Communications
	9.375% 11/1/14		20,000	18,700
Ω	Inmarsat Finance
	10.375% 11/15/12		10,000	9,900
	Intelsat Jackson Holdings
	11.25% 6/15/16		20,000	19,550
	MetroPCS Wireless
	9.25% 11/1/14		20,000	18,800
	Rogers Communications
	6.80% 8/15/18		45,000	42,646
	Sprint Capital 8.375% 3/15/12		20,000	18,013
	Telecom Italia Capital
	7.721% 6/4/38		35,000	29,083
	Verizon Communications
	6.10% 4/15/18		50,000	46,252
	Virgin Media Finance
	8.75% 4/15/14		20,000	16,900
	Vodafone Group
	5.00% 9/15/15		5,000	4,407
				273,566
	Transportation – 0.02%
	Burlington Northern Santa Fe
	5.75% 3/15/18		10,000	9,609
				9,609
	Utilities – 0.27%
	Columbus Southern Power
	6.05% 5/1/18		5,000	4,689
	Detroit Edison 5.60% 6/15/18		10,000	9,325
	Dominion Resources
	6.40% 6/15/18		5,000	4,791
	Florida Power 6.40% 6/15/38		15,000	14,250
	PECO Energy 5.35% 3/1/18		15,000	13,651
	Public Service Colorado
	6.50% 8/1/38		5,000	4,764

(continues)     21

Statements of net assets

Delaware Aggressive Allocation Portfolio

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities (continued)
South Carolina Electric & Gas
6.50% 11/1/18	USD	10,000	$10,076
# Texas Competitive Electric
Holdings 144A
10.25% 11/1/15		10,000	9,075
Union Electric 6.70% 2/1/19		35,000	33,858
			104,479
Total Corporate Bonds
(cost $1,355,575)			1,296,448

Foreign Agencies – 0.46%Δ
France – 0.03%
France Telecom 7.75% 3/1/11		10,000	10,501
			10,501
Germany – 0.43%
KFW 6.50% 11/15/11	NZD	250,000	167,251
			167,251
Total Foreign Agencies
(cost $182,591)			177,752

Non-Agency Asset-Backed Securities – 0.66%
Capital Auto Receivables Asset
Trust Series 2007-3 A3A
5.02% 9/15/11	USD	40,000	39,505
Caterpillar Financial Asset Trust
Series 2008-A A3
4.94% 4/25/14		40,000	38,821
CNH Equipment Trust
Series 2008-A A4A
4.93% 8/15/14		40,000	37,539
Daimler Chrysler Auto Trust
Series 2008-B A3A
4.71% 9/10/12		20,000	19,583
Harley-Davidson Motorcycle
Trust Series 2007-2 A3
5.10% 5/15/12		80,000	79,769
John Deere Owner Trust
Series 2008-A A3
4.18% 6/15/12		40,000	39,166
Total Non-Agency Asset-Backed
Securities (cost $255,465)			254,383

Sovereign Debt – 1.35%Δ
Germany – 0.89%
Bundesobligation
3.50% 4/12/13	EUR	246,100	342,242
			342,242
United Kingdom – 0.46%
U.K. Treasury 5.00% 3/7/18	GBP	96,000	177,848
			177,848
Total Sovereign Debt
(cost $538,210)			520,090

Supranational Bank – 0.45%
European Investment Bank
6.00% 8/14/13	AUD	219,000	171,302
Total Supranational Bank
(cost $183,279)			171,302

U.S. Treasury Obligations – 3.88%
U.S. Treasury Inflation Index
Note 3.00% 7/15/12	USD	30,579	31,838
U.S. Treasury Bonds
4.375% 2/15/38		10,000	10,130
4.50% 5/15/38		415,000	428,553
U.S. Treasury Notes
2.00% 9/30/10		170,000	170,106
3.125% 9/30/13		510,000	513,667
4.00% 8/15/18		335,000	339,868
Total U.S. Treasury Obligations
(cost $1,482,433)			1,494,162

	Number of
	Shares
Preferred Stock – 0.12%
Braskem Class A 8.77%		2,092	11,328
†• JPMorgan Chase 7.90%		25,000	21,103
Transneft 2.74%		18	12,600
Total Preferred Stock
(cost $46,317)			45,031

	Principal
	Amount°
≠Discount Note – 0.56%
Federal Home Loan Bank
0.10% 10/1/08	USD	217,429	217,429
Total Discount Note
(cost $217,429)			217,429

Discounted Commercial Paper – 3.42%
≥ BASF 2.85% 11/4/08		320,000	319,139
Nokia 2.75% 10/21/08		500,000	499,236
Toyota Motor Credit
2.25% 10/29/08		500,000	499,125
Total Discounted Commercial
Paper (cost $1,317,500)			1,317,500

Principal			Value
Amount°			(U.S. $)
Repurchase Agreement* – 8.07%
BNP Paribas 0.15%, dated
9/30/08, to be repurchased
on 10/1/08, repurchase
price $3,111,589
(collateralized by U.S.
Government obligations,
4.875% 8/15/09; with
market value $3,175,653)	USD	3,111,576	$3,111,576
Total Repurchase Agreement
(cost $3,111,576)			3,111,576

Total Value of Securities – 102.98%
(cost $42,161,801)			39,698,141
Liabilities Net of Receivables
and Other Assets – (2.98%)			(1,149,425)
Net Assets Applicable to 4,635,609
Shares Outstanding – 100.00%			$38,548,716

Net Asset Value – Delaware Aggressive Allocation
Portfolio Class A ($27,328,815 / 3,275,166 Shares)			$8.34
Net Asset Value – Delaware Aggressive Allocation
Portfolio Class B ($4,572,536 / 555,689 Shares)			$8.23
Net Asset Value – Delaware Aggressive Allocation
Portfolio Class C ($4,728,195 / 574,122 Shares)			$8.24
Net Asset Value – Delaware Aggressive Allocation
Portfolio Class R ($1,638,258 / 197,045 Shares)			$8.31
Net Asset Value – Delaware Aggressive Allocation
Portfolio Institutional Class ($280,912 / 33,587 Shares)			$8.36

Components of Net Assets at September 30, 2008:
Shares of beneficial interest
(unlimited authorization – no par)			$39,582,890
Distributions in excess of net investment income			(2,354)
Accumulated net realized gain on investments			1,409,457
Net unrealized depreciation of investments
and foreign currencies			(2,441,277)
Total net assets			$38,548,716

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
NZD — New Zealand Dollar
USD — United States Dollar

†	Non income producing security.

*	See Note 1 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of September 30, 2008.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2008, the aggregate amount of Rule 144A securities was $156,233, which represented 0.41% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

≥	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2008, the aggregate amount of these securities was $319,139, which represented 0.83% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

@	Illiquid security. At September 30, 2008, the aggregate amount of illiquid securities was $4,954, which represented 0.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

∏	Restricted Security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At September 30, 2008, the amount of the restricted security was $4,954 or 0.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

=	Security is being valued based on international fair value pricing. At September 30, 2008, the aggregate amount of international fair value priced securities was $7,067,624, which represented 18.33% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

§	Developed Markets — countries that are thought to be the most developed and therefore less risky.

×	Emerging Markets — developing with relatively low per capita income, often with above-average economic growth potential.

‡	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At September 30, 2008, the aggregate amount of fair valued securities was $318, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate
GDR — Global Depositary Receipts
NVDR — Non Voting Depositary Receipts
S.F. — Single Family
TBA — To be announced
yr — year

(continues)     23

Statements of net assets

Delaware Aggressive Allocation Portfolio

Net Asset Value and Offering Price Per Share –
Delaware Aggressive Allocation Portfolio
Net asset value Class A (A)	$8.34
Sales charge (5.75% of offering price) (B)	0.51
Offering price	$8.85

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts and financial futures contracts were outstanding at September 30, 2008:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
EUR	(123,000)	USD	180,662	10/31/08	$6,983
JPY	41,940,360	USD	(397,539)	10/31/08	(1,126)
					$5,857

Financial Futures Contracts[2]
Contracts	Notional	Notional	Expiration	Unrealized
to Buy	Cost	Value	Date	Appreciation
8 U.S. Treasury
5 yr Notes	$896,270	$897,875	12/31/08	$1,605
				$1,605

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1 See Note 8 in “Notes to financial statements.”
2 See Note 9 in “Notes to financial statements.”

See accompanying notes

Delaware Moderate Allocation Portfolio

September 30, 2008

		Number of	Value
		Shares	(U.S.$)
Common Stock – 42.28%
U.S. Markets – 25.06%
Consumer Discretionary – 2.54%
†	Aeropostale	600	$19,266
†	AFC Enterprises	1,200	8,712
†	Bally Technologies	500	15,140
†	Buffalo Wild Wings	200	8,048
	Burger King Holdings	1,500	36,840
	CKE Restaurants	1,100	11,660
	Comcast Class A	1,600	31,408
	DeVry	300	14,862
	Disney (Walt)	1,100	33,759
†	Fossil	500	14,115
	Gap	6,600	117,348
†	Jack in the Box	700	14,770
†	Jarden	1,400	32,830
	Limited Brands	6,600	114,312
	Macy’s	1,300	23,374
†	Marvel Entertainment	400	13,656
	Mattel	6,300	113,652
	McDonald’s	800	49,360
†	MGM MIRAGE	3,400	96,900
	National CineMedia	900	9,945
	NIKE Class B	400	26,760
†	Papa John’s International	600	16,296
	Phillips-Van Heusen	1,100	41,701
†	Scholastic	400	10,272
	Staples	5,300	119,250
†	Tenneco	700	7,441
†	True Religion Apparel	300	7,755
†	Ulta Salon Cosmetics & Fragrance	700	9,296
†	Universal Electronics	700	17,486
†	Viacom Class B	700	17,388
†	Warnaco Group	900	40,761
†	Weight Watchers International	2,500	91,500
†	WMS Industries	500	15,285
			1,201,148
Consumer Staples – 2.64%
	Alberto-Culver	400	10,896
	Altria Group	300	5,952
	Archer-Daniels-Midland	4,700	102,977
	Casey’s General Stores	600	18,102
†	Chattem	200	15,636
	CVS Caremark	1,600	53,856
	Heinz (H.J.)	2,500	124,775
	Kimberly-Clark	2,000	129,680
	Kraft Foods Class A	3,900	127,725
	PepsiCo	1,000	71,270
	Philip Morris International	300	14,430
	Procter & Gamble	3,800	264,822
	Safeway	4,600	109,112
	Walgreen	3,900	120,744
	Wal-Mart Stores	1,300	77,857
			1,247,834
Energy – 2.17%
	Apache	300	31,284
	Arch Coal	300	9,867
†	Basic Energy Services	300	6,390
†	Brigham Exploration	1,000	10,990
†	Bristow Group	400	13,536
	Cabot Oil & Gas	400	14,456
†	Callon Petroleum	500	9,015
	Chevron	2,000	164,960
†	Complete Production Services	700	14,091
	ConocoPhillips	2,300	168,475
	EOG Resources	1,400	125,244
†	EXCO Resources	400	6,528
	Exxon Mobil	1,100	85,426
†	Grey Wolf	1,600	12,448
	Halliburton	900	29,151
	Lufkin Industries	100	7,935
	Marathon Oil	2,800	111,636
†	National Oilwell Varco	600	30,138
	Occidental Petroleum	700	49,315
	Penn Virginia	400	21,376
†	Petroquest Energy	1,300	19,955
	Schlumberger	600	46,854
	St. Mary Land & Exploration	800	28,520
†	Warren Resources	1,000	9,980
			1,027,570
Financials – 3.01%
	Aflac	500	29,375
	Allstate	2,700	124,524
	BancFirst	300	14,499
	Bank of America	2,200	77,000
	BB&T	300	11,340
	Berkley (W.R.)	1,000	23,550
	Blackstone Group	1,200	18,408
	Capital One Financial	800	40,800
	CME Group	500	185,755
	Colonial BancGroup	1,900	14,934
	Delphi Financial Group Class A	600	16,824
	Digital Realty Trust	300	14,175
	Dime Community Bancshares	800	12,176
	Discover Financial Services	7,400	102,268
	East West Bancorp	1,100	15,070
	FBL Financial Group Class A	490	13,666
	First Industrial Realty Trust	600	17,208
	First Midwest Bancorp	500	12,120
	First Niagara Financial Group	900	14,175
	Greenhill	200	14,750
	Hanover Insurance Group	500	22,760
	Harleysville Group	300	11,340
	Hartford Financial Services Group	1,900	77,881
	Home Properties	300	17,385
	Horace Mann Educators	870	11,197

(continues)     25

Statements of net assets

Delaware Moderate Allocation Portfolio

		Number of	Value
		Shares	(U.S.$)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
	Host Hotels & Resorts	900	$11,961
†	IntercontinentalExchange	1,900	153,292
	JPMorgan Chase	1,700	79,390
	optionsXpress Holdings	600	11,652
	Pennsylvania Real Estate Investment Trust	600	11,310
†	ProAssurance	300	16,800
	Prudential Financial	600	43,200
†	RiskMetrics Group	500	9,785
	RLI	400	24,836
	Senior Housing Properties Trust	1,000	23,830
	Simon Property Group	200	19,400
	Sovran Self Storage	500	22,465
†	Texas Capital Bancshares	570	11,833
	Trustmark	700	14,518
	U.S. Bancorp	1,300	46,826
	Waddell & Reed Financial	400	9,900
			1,424,178
Health Care – 4.15%
†	Align Technology	1,100	11,913
†	Alkermes	1,300	17,290
	Allergan	2,700	139,050
†	Amgen	700	41,489
†	AMN Healthcare Services	900	15,813
†	Bio-Rad Laboratories Class A	200	19,824
	Bristol-Myers Squibb	5,900	123,015
†	Celera	1,050	16,223
†	Dionex	200	12,710
†	Express Scripts	600	44,292
†	Genentech	2,700	239,435
†	Gen-Probe	500	26,525
†	Gilead Sciences	1,000	45,580
†	HealthExtras	310	8,097
†	Healthways	500	8,065
†	Hologic	1,400	27,062
	Johnson & Johnson	3,100	214,768
†	Kendle International	300	13,413
†	Medarex	1,700	10,999
	Medtronic	900	45,090
	Mentor	300	7,158
	Merck	5,000	157,800
†	Noven Pharmaceuticals	800	9,344
†	Omrix Biopharmaceuticals	500	8,970
†	Onyx Pharmaceuticals	300	10,854
†	OSI Pharmaceuticals	300	14,787
	Pfizer	7,900	145,676
†	Psychiatric Solutions	500	18,975
	Quest Diagnostics	2,400	124,008
†	Quidel	600	9,846
†	Regeneron Pharmaceuticals	550	12,007
†	Res-Care	900	16,326
†	Sun Healthcare Group	1,100	16,126
†	Techne	200	14,424
†	United Therapeutics	200	21,034
	UnitedHealth Group	5,100	129,489
	Universal Health Services Class B	150	8,405
†	Vertex Pharmaceuticals	500	16,620
	Wyeth	3,900	144,066
			1,966,568
Industrials – 2.33%
	AAON	800	14,552
	Acuity Brands	300	12,528
	Administaff	500	13,610
	American Ecology	400	11,068
	Applied Industrial Technologies	400	10,772
	Barnes Group	600	12,132
	Boeing	400	22,940
	Caterpillar	300	17,880
†	Chart Industries	500	14,280
†	Columbus McKinnon	700	16,499
†	CRA International	175	4,809
	Donnelley (R.R.) & Sons	4,400	107,932
†	DynCorp International Class A	600	10,056
	Expeditors International Washington	2,900	101,036
	Fluor	300	16,710
	General Electric	2,500	63,750
	Goodrich	600	24,960
	Granite Construction	400	14,328
	Healthcare Services Group	900	16,461
†	Hexcel	700	9,583
	Honeywell International	400	16,620
†	Hub Group Class A	500	18,825
†	Huron Consulting Group	200	11,396
†	Kadant	400	9,108
†	Kforce	1,300	13,273
	McGrath RentCorp	500	14,410
	Norfolk Southern	600	39,726
	Otter Tail	400	12,292
†	Perini	300	7,737
	Republic Services	600	17,988
	Robert Half International	500	12,375
	Rockwell Collins	500	24,045
	Roper Industries	400	22,784
†	Spirit AeroSystems Holdings Class A	1,200	19,284
†	SYKES Enterprises	400	8,784
	Textron	700	20,496
	Triumph Group	300	13,713
	United Parcel Service Class B	1,900	119,491
†	United Stationers	300	14,349
	United Technologies	800	48,048
†	URS	300	11,001
	Waste Management	3,500	110,215
			1,101,846

		Number of	Value
		Shares	(U.S.$)
Common Stock (continued)
U.S. Markets (continued)
Information Technology – 5.65%
†	Anixter International	300	$17,853
†	Apple	1,600	181,856
	Applied Materials	1,700	25,721
†	Blackboard	400	16,116
†	Cisco Systems	2,600	58,656
	Corning	1,900	29,716
†	DealerTrack Holdings	600	10,104
†	Digital River	300	9,720
†	eBay	5,200	116,376
†	EMC	2,600	31,096
†	FARO Technologies	500	10,185
†	Google Class A	500	200,260
†	Harris Stratex Networks Class A	1,200	9,372
	Heartland Payment Systems	500	12,780
	Hewlett-Packard	1,300	60,112
†	iGate	800	6,936
	infoGROUP	2,100	13,881
†	Informatica	500	6,495
	Intel	9,000	168,570
	International Business Machines	1,400	163,744
†	Intuit	5,000	158,050
†	IPG Photonics	400	7,804
†	J2 Global Communications	700	16,345
†	JDA Software Group	700	10,647
†	Kulicke & Soffa Industries	2,500	11,275
†	Lawson Software	2,300	16,100
	MasterCard Class A	900	159,597
†	McAfee	400	13,584
†	Microsoft	3,000	80,070
	Motorola	13,300	94,962
†	NETGEAR	900	13,500
†	Nuance Communications	1,600	19,504
†	ON Semiconductor	1,400	9,464
†	Oracle	800	16,248
†	Progress Software	600	15,594
	QUALCOMM	5,600	240,631
	Quality Systems	375	15,848
†	Rofin-Sinar Technologies	500	15,305
†	Sapient	1,300	9,659
†	SAVVIS	800	10,752
†	SPSS	300	8,808
†	Symantec	1,000	19,580
†	Synaptics	500	15,110
†	Synchronoss Technologies	600	5,646
†	Tekelec	1,000	13,990
†	TeleTech Holdings	500	6,220
†	Teradata	4,100	79,950
	United Online	1,300	12,233
†	ValueClick	700	7,161
†	VeriSign	4,400	114,752
†	ViaSat	700	16,506
†	Virtusa	800	5,208
†	Visa Class A	2,700	165,753
†	Wind River Systems	1,700	17,000
	Xerox	8,900	102,617
			2,675,022
Materials – 0.95%
	Compass Minerals International	100	5,239
	Cytec Industries	300	11,673
	Dow Chemical	1,100	34,958
	duPont (E.I.) deNemours	3,700	149,110
	Ferro	900	18,090
	Freeport-McMoRan Copper & Gold Class B	300	17,055
	Hercules	600	11,874
†	Horsehead Holding	900	5,310
	Lubrizol	600	25,884
†	OM Group	400	9,000
†	Owens-Illinois	700	20,580
†	PolyOne	2,400	15,480
	Praxair	1,300	93,262
	Rock-Tenn Class A	400	15,992
†	Rockwood Holdings	600	15,396
			448,903
Telecommunications – 0.97%
	Alaska Communications Systems Group	1,300	15,899
	AT&T	4,500	125,640
†	Crown Castle International	3,600	104,292
	Embarq	300	12,165
†	MetroPCS Communications	1,100	15,389
	NTELOS Holdings	600	16,134
†	Syniverse Holdings	500	8,305
	Verizon Communications	5,000	160,450
			458,274
Utilities – 0.65%
	Black Hills	700	21,749
	Cleco	900	22,725
	Exelon	600	37,572
	FirstEnergy	500	33,495
	PPL	1,000	37,020
	Progress Energy	2,900	125,077
	Sempra Energy	600	30,282
			307,920
Total U.S. Markets
	(cost $12,879,991)		11,859,263

§Developed Markets – 10.88%
Consumer Discretionary – 2.19%
=	Bayerische Motoren Werke	2,656	103,421
=	Don Quijote	6,300	112,686
=	Kesa Electricals	35,410	70,519
=	Lagardere	1,770	79,771
=	NGK Spark Plug	9,000	87,621
=	PPR	506	45,268
=	Publicis Groupe	4,426	139,382
=	Round One	126	100,991

(continues)     27

Statements of net assets

Delaware Moderate Allocation Portfolio

		Number of	Value
		Shares	(U.S.$)
Common Stock (continued)
§Developed Markets (continued)
Consumer Discretionary (continued)
=	Teleperformance	3,667	$102,267
=	Toyota Motor	2,782	118,943
=	WPP Group	9,485	76,756
			1,037,625
Consumer Staples – 0.88%
=	Coca-Cola Amatil	20,614	137,635
=	Greggs	1,138	64,473
=	Metro	2,150	107,826
=	Parmalat	45,527	107,445
			417,379
Energy – 0.95%
=	BP	22,258	185,456
†	Nabors Industries	1,000	24,920
=†	Petroleum Geo-Services	5,817	76,863
=†	Strike Resources	2,900	1,552
=	Total	2,656	161,323
			450,114
Financials – 1.47%
	Aspen Insurance Holdings	800	22,000
=	AXA	4,679	153,136
=	Dexia	3,086	33,704
	Everest Re Group	200	17,306
=	ING Groep CVA	4,806	103,012
	Max Capital Group	800	18,584
=	Mitsubishi UFJ Financial Group	14,900	129,938
=	Nordea Bank	9,738	116,241
=	Standard Chartered	4,173	102,365
			696,286
Health Care – 1.43%
=	AstraZeneca	2,782	121,778
†	Eurand	900	16,344
=	Novartis	2,403	126,518
=	Novo Nordisk Class B	2,276	117,973
=	Ono Pharmaceutical	1,800	83,162
=	Sanofi-Aventis	1,518	99,784
=	Terumo	2,100	109,550
			675,109
Industrials – 1.18%
=	Asahi Glass	10,000	87,910
=	Cie de Saint-Gobain	1,644	85,026
=	Koninklijke Philips Electronics	4,553	123,513
†	TBS International Class A	400	5,384
=	Tomkins	47,677	133,108
=	Vallourec	567	122,324
			557,265
Information Technology – 1.31%
	Accenture Class A	700	26,600
=	Canon	2,900	109,947
†	CGI Group Class A	18,969	165,931
=	Ericsson LM Class B	11,700	111,093
=	Nokia	5,691	106,127
†	Research in Motion	1,500	102,450
			622,148
Materials – 0.47%
=†	Alara Uranium	400	18
=	Anglo American	459	15,529
=	Griffin Mining	6,400	2,731
=	Lafarge	885	93,164
=	Linde	1,012	108,362
=†	Mwana Africa	1,600	486
			220,290
Telecommunications – 0.71%
=	France Telecom	4,047	113,497
=	Telstra	31,995	107,342
=	Vodafone Group	52,988	117,010
			337,849
Utilities – 0.29%
=	National Grid	10,623	134,827
			134,827
Total Developed Markets
	(cost $5,710,053)		5,148,892

×Emerging Markets – 6.34%
Consumer Discretionary – 0.51%
#	Almacenes Exito GDR 144A	1,000	4,966
=	Cheil Industries	180	7,907
=	Fountain Set Holdings	8,000	647
#	Grupo Clarin Class B 144A	700	3,980
	Grupo Televisa ADR	2,500	54,675
=	JD Group	2,499	9,144
=	Oriental Holdings	7,100	11,195
=	Sun International	1,059	11,666
=	Techtronic Industries	125,000	114,847
=†	Tom Group	166,000	8,428
=	Turk Sise ve Cam Fabrikalari	12,308	14,966
			242,421
Consumer Staples – 0.35%
	Charoen Pokphand Foods	12,200	1,461
†	Cosan Class A	2,700	21,546
	Cresud ADR	2,900	30,450
=	First Pacific	51,978	27,502
	Fomento Economico Mexicano ADR	400	15,256
=	Gudang Garam	26,000	16,113
=	Lotte Confectionery	16	13,762
=	President Chain Store	10,000	29,406
=	Tongaat Hulett	1,136	9,888
			165,384
Energy – 1.23%
	China Petroleum & Chemical ADR	200	15,666
=	CNPC Hong Kong	10,000	4,258
	Gazprom ADR	2,900	89,755
	KazMunaiGas Exploration
	Production GDR	2,288	35,464
	LUKOIL ADR	200	11,925
	LUKOIL ADR (London International
	Exchange)	611	35,927
	Oil & Gas Development GDR	300	3,620

		Number of	Value
		Shares	(U.S.$)
Common Stock (continued)
×Emerging Markets (continued)
Energy (continued)
=	PetroChina	14,000	$14,534
	PetroChina ADR	400	41,092
	Petroleo Brasileiro SA ADR	1,200	52,740
	Petroleo Brasiliero SP ADR	1,800	67,356
=	Polski Koncern Naftowy Orlen	1,757	25,364
	PTT Exploration & Production	8,319	31,166
#	Reliance Industries GDR 144A	633	52,539
=	Sasol	873	37,251
	Sasol ADR	300	12,747
=	SK Energy	326	24,700
=	Surgutneftegaz ADR	2,486	13,203
=	Tambang Batubara Bukit Asam	13,991	13,713
			583,020
Financials – 0.52%
=	Alarko Gayrimenkul Yatirim Ortakligi	100	1,186
	Banco Itau Holding Financeira ADR	1,200	21,000
=	Bangkok Bank	4,700	14,383
=	Cathay Financial Holding	6,000	8,265
†	Grupo Financiero Galicia ADR	500	2,335
=	Hong Leong Bank	14,000	23,000
	ICICI Bank ADR	1,000	23,520
=	Indiabulls Real Estate GDR	200	752
†	IRSA Inversiones y
	Representaciones GDR	2,400	17,448
†	KB Financial Group ADR	1,100	50,258
=	KLCC Property Holdings	11,200	8,846
=	OTP Bank	345	12,481
	Sberbank	10,679	18,368
=	Standard Bank Group	2,446	28,107
=	Turkiye Is Bankasi Class C	4,295	17,714
			247,663
Industrials – 0.44%
†	51job ADR	200	1,840
=	Alarko Holding	6,578	11,247
=	Barloworld	500	3,917
=†	China Water Affairs Group	4,000	696
=	CJ	460	18,198
=	Evergreen Marine	54,000	24,593
	Gol Linhas Aereas Inteligentes ADR	300	1,950
=	Hyundai Elevator	141	9,399
=	Siam Cement NVDR	6,400	24,340
=	Singapore Airlines	5,000	50,229
=	Sinotrans	16,000	3,126
=	SK Holdings	139	12,943
=	UEM World	16,599	11,581
=	Walsin Lihwa	83,000	22,506
=	Yazicilar Holding Class A	2,877	13,949
			210,514
Information Technology – 0.72%
†	HLS Systems International	400	1,700
	Infosys Technologies ADR	1,200	39,972
	LG Display ADR	700	8,890
=	Samsung Electronics	244	111,814
	Seagate Technology	9,000	109,080
†	Sify Technologies ADR	400	704
=	SK Communications	593	5,841
†	Spreadtrum Communications ADR	500	1,125
=	Taiwan Semiconductor Manufacturing	14,000	23,420
=	TravelSky Technology	10,000	4,967
=	United Microelectronics	46,000	14,780
	United Microelectronics ADR	8,600	16,770
			339,063
Materials – 0.61%
=	ArcelorMittal South Africa	1,210	24,412
†	Cemex ADR	1,200	20,664
†	Chelyabinsk Zink Plant GDR	300	1,044
	Cia de Minas Buenaventura ADR	800	18,784
	Cia Vale do Rio Doce ADR	4,600	88,091
=	Formosa Chemicals & Fibre	15,000	25,966
	Gold Fields ADR	1,900	18,221
	Grupo Mexico Class B	11,200	11,778
=	Impala Platinum Holdings	963	19,654
=	Israel Chemicals	1,355	20,172
	POSCO ADR	100	9,337
	Votorantim Celulose e Papel ADR	1,900	29,279
			287,402
Telecommunications – 1.27%
	America Movil ADR	300	13,908
	China Mobile ADR	800	40,064
	China Netcom Group ADR	900	40,932
=	China Telecom	36,000	14,775
=	China Unicom	22,000	33,097
	Chunghwa Telecom ADR	5,600	132,552
	KT ADR	5,400	90,666
	Mobile Telesystems ADR	300	16,803
	Philippine Long Distance
	Telephone ADR	200	11,268
	SK Telecom ADR	4,200	79,044
	Telemex Internacional ADR	2,500	32,500
=	Telkom	1,704	21,797
	Telkom ADR	500	25,500
	Tim Participacoes ADR	900	18,774
=	Turkcell Iletisim Hizmet	1,500	9,106
	Turkcell Iletisim Hizmet ADR	1,200	17,988
			598,774
Utilities – 0.69%
	AES Tiete	2,065	15,632
	Centrais Eletricas Brasileiras	7,000	101,640
	Energias do Brasil	7,500	92,262
	Korea Electric Power ADR	8,600	106,554
=	Tanjong	3,300	12,623
			328,711
Total Emerging Markets
	(cost $3,153,779)		3,002,952

Total Common Stock
	(cost $21,743,823)		20,011,107

(continues)     29

Statements of net assets

Delaware Moderate Allocation Portfolio

	Number of		Value
	Shares		(U.S.$)
Exchange Traded Fund – 7.81%
iShares MSCI EAFE Growth
Index Fund		65,300	$3,696,633
Total Exchange Traded Fund
(cost $4,014,337)			3,696,633

	Principal
	Amount°
Agency Mortgage-Backed Securities – 12.71%
Fannie Mae S.F. 15 yr TBA
4.50% 10/1/23	USD	600,000	584,625
5.00% 10/1/23		370,000	367,340
5.50% 10/1/23		130,000	131,016
Fannie Mae S.F. 30 yr
5.00% 12/1/36		1,472,053	1,436,687
5.50% 12/1/35		2,013,035	2,011,492
6.00% 6/1/38		1,278,409	1,296,144
Fannie Mae S.F. 30 yr TBA
4.50% 10/1/38		110,000	104,053
Freddie Mac S.F. 30 yr
5.50% 10/1/36		84,784	84,414
Total Agency Mortgage-Backed
Securities (cost $6,038,837)			6,015,771

Agency Obligations – 3.07%
Fannie Mae 4.625% 10/15/13		485,000	499,838
Federal Home Loan Bank
5.00% 11/17/17		475,000	479,608
Freddie Mac 3.125% 10/25/10		475,000	475,242
Total Agency Obligations
(cost $1,458,811)			1,454,688

Commercial Mortgage-Backed Securities – 1.89%
Bank of America Commercial Mortgage
Series 2004-4 A4
4.502% 7/10/42		175,000	166,670
•Series 2005-1 A4
5.143% 11/10/42		120,000	115,325
• Bear Stearns Commercial
Mortgage Securities
Series 2004-PWR4 A3
5.468% 6/11/41		70,000	66,101
•	Goldman Sachs Mortgage Securities II
Series 2004-GG2 A5
5.279% 8/10/38		175,000	165,705
Greenwich Capital Commercial Funding
Series 2004-GG1 A4
4.755% 6/10/36		60,000	59,010
• Morgan Stanley Capital I Series
2004-T15 A4 5.27% 6/13/41		345,000	321,526
Total Commercial Mortgage-Backed
Securities (cost $910,057)			894,337

Corporate Bonds – 6.23%
Banking – 0.52%
Bank of America
5.125% 11/15/14		10,000	9,007
BB&T 4.90% 6/30/17		65,000	50,743
Citigroup 6.50% 8/19/13		95,000	84,518
Wells Fargo 5.625% 12/11/17		70,000	64,445
• Wells Fargo Capital XIII
7.70% 12/29/49		45,000	39,276
			247,989
Basic Industry – 0.42%
# ArcelorMittal 144A
6.125% 6/1/18		70,000	62,137
Domtar 7.125% 8/15/15		40,000	37,000
duPont (E.I.) DeNemour
6.00% 7/15/18		50,000	48,895
Freeport-McMoRan Copper &
Gold 8.25% 4/1/15		40,000	39,348
Rio Tinto Finance USA
6.50% 7/15/18		10,000	9,473
			196,853
Brokerage – 0.04%
Goldman Sachs Group
5.95% 1/18/18		20,000	16,527
			16,527
Capital Goods – 0.12%
Caterpillar Financial Services
7.05% 10/1/18		20,000	20,006
Graham Packaging
9.875% 10/15/14		40,000	35,000
			55,006
Consumer Cyclical – 0.50%
CVS Caremark 5.75% 6/1/17		80,000	74,883
Dollar General 10.625% 7/15/15		40,000	39,600
Neiman Marcus Group
10.375% 10/15/15		40,000	33,700
Toll 8.25% 2/1/11		40,000	38,600
Wal-Mart Stores 6.20% 4/15/38		55,000	50,332
			237,115
Consumer Non-Cyclical – 0.86%
AstraZeneca 5.90% 9/15/17		45,000	44,384
Covidien International Finance
6.55% 10/15/37		25,000	24,111
Delhaize America 9.00% 4/15/31		30,000	31,570
Diageo Capital 5.75% 10/23/17		40,000	38,451
GlaxoSmithKline Capital
4.375% 4/15/14		10,000	9,498
5.65% 5/15/18		40,000	38,046
LVB Acquisition 10.00% 10/15/17		40,000	41,000
WellPoint 5.00% 12/15/14		70,000	64,066
Wyeth 5.50% 2/1/14		118,000	117,104
			408,230
Energy – 0.86%
Apache 6.90% 9/15/18		40,000	40,130
CenterPoint Energy Resources
6.00% 5/15/18		15,000	13,149

	Principal		Value
	Amount°		(U.S.$)
Corporate Bonds (continued)
Energy (continued)
Chesapeake Energy
6.625% 1/15/16	USD	40,000	$36,100
Enterprise Products Operating
6.50% 1/31/19		5,000	4,666
Kinder Morgan Energy Partners
6.95% 1/15/38		20,000	17,189
Petro-Canada 6.05% 5/15/18		40,000	34,977
PetroHawk Energy
9.125% 7/15/13		40,000	37,800
#	Plains All American Pipeline 144A
6.50% 5/1/18		70,000	63,255
Suncor Energy 6.50% 6/15/38		15,000	12,572
TransCanada Pipelines
7.25% 8/15/38		45,000	43,386
Weatherford International
6.00% 3/15/18		45,000	40,472
XTO Energy 5.50% 6/15/18		70,000	61,988
			405,684
Financials – 0.35%
General Electric Capital
5.625% 5/1/18		90,000	76,209
•	Hartford Financial Services Group
8.125% 6/15/38		60,000	51,184
@∏ Montpelier Re Holdings
6.125% 8/15/13		10,000	9,909
Unitrin 6.00% 5/15/17		35,000	29,438
			166,740
Media – 0.41%
# Charter Communications
Operating 144A
10.875% 9/15/14		40,000	39,000
Comcast 5.875% 2/15/18		65,000	58,057
Thomson Reuters 6.50% 7/15/18		75,000	71,853
Time Warner Cable 7.30% 7/1/38		30,000	26,762
			195,672
Services Non-Cyclical – 0.16%
Community Health Systems
8.875% 7/15/15		40,000	38,200
HCA 9.25% 11/15/16		40,000	39,000
			77,200
Technology & Electronics – 0.08%
SunGard Data Systems
9.125% 8/15/13		40,000	36,200
			36,200
Telecommunications – 1.33%
AT&T 5.60% 5/15/18		135,000	121,048
Cricket Communications
9.375% 11/1/14		40,000	37,400
Ω	Inmarsat Finance 10.375% 11/15/12	20,000	19,800
Intelsat Jackson Holdings
11.25% 6/15/16		40,000	39,100
MetroPCS Wireless 9.25% 11/1/14		40,000	37,600
Rogers Communications
6.80% 8/15/18		115,000	108,984
Sprint Capital 8.375% 3/15/12		40,000	36,026
Telecom Italia Capital
7.721% 6/4/38		90,000	74,785
Verizon Communications
6.10% 4/15/18		120,000	111,004
Virgin Media Finance 8.75% 4/15/14		40,000	33,800
Vodafone Group 5.00% 9/15/15		10,000	8,813
			628,360
Transportation – 0.03%
Burlington Northern Santa Fe
5.75% 3/15/18		15,000	14,413
			14,413
Utilities – 0.55%
Columbus Southern Power
6.05% 5/1/18		15,000	14,066
Detroit Edison 5.60% 6/15/18		20,000	18,649
Dominion Resources 6.40% 6/15/18		5,000	4,791
Florida Power 6.40% 6/15/38		40,000	37,999
PECO Energy 5.35% 3/1/18		35,000	31,852
Public Service Colorado
6.50% 8/1/38		10,000	9,528
South Carolina Electric & Gas
6.50% 11/1/18		20,000	20,152
# Texas Competitive Electric
Holdings 144A 10.25% 11/1/15		40,000	36,300
Union Electric 6.70% 2/1/19		90,000	87,067
			260,404
Total Corporate Bonds
(cost $3,080,945)			2,946,393

Foreign Agencies – 0.75%Δ
France – 0.04%
France Telecom 7.75% 3/1/11		20,000	21,001
			21,001
Germany – 0.71%
KFW 6.50% 11/15/11	NZD	499,000	333,835
			333,835
Total Foreign Agencies
(cost $364,494)			354,836

Non-Agency Asset-Backed Securities – 0.94%
Capital Auto Receivables Asset
Trust Series 2007-3 A3A
5.02% 9/15/11	USD	70,000	69,134
Caterpillar Financial Asset Trust
Series 2008-A A3 4.94% 4/25/14		70,000	67,937
CNH Equipment Trust Series 2008-A
A4A 4.93% 8/15/14		70,000	65,692
Daimler Chrysler Auto Trust Series
2008-B A3A 4.71% 9/10/12		35,000	34,271
Harley-Davidson Motorcycle Trust
Series 2007-2 A3 5.10% 5/15/12		140,000	139,596
John Deere Owner Trust Series
2008-A A3 4.18% 6/15/12		70,000	68,540
Total Non-Agency Asset-Backed
Securities (cost $447,064)			445,170

(continues)     31

Statements of net assets

Delaware Moderate Allocation Portfolio

	Principal		Value
	Amount°		(U.S.$)
Sovereign Debt – 2.19%Δ
Germany – 1.44%
Bundesobligation 3.50% 4/12/13	EUR	492,300	$684,624
			684,624
United Kingdom – 0.75%
U.K. Treasury 5.00% 3/7/18	GBP	191,000	353,842
			353,842
Total Sovereign Debt
(cost $1,074,660)			1,038,466

Supranational Bank – 0.72%
European Investment Bank
6.00% 8/14/13	AUD	438,000	342,603
Total Supranational Bank
(cost $366,558)			342,603

U.S. Treasury Obligations – 6.26%
U.S. Treasury Inflation Index Note
3.00% 7/15/12	USD	61,159	63,677
U.S. Treasury Bonds
4.375% 2/15/38		25,000	25,326
¥4.50% 5/15/38		820,000	846,779
U.S. Treasury Notes
2.13% 9/30/10		335,000	335,210
3.125% 9/30/13		1,005,000	1,012,224
4.00% 8/15/18		670,000	679,736
Total U.S. Treasury Obligations
(cost $2,939,797)			2,962,952

	Number of
	Shares
Preferred Stock – 0.15%
Braskem Class A 8.77%		1,873	10,142
†• JPMorgan Chase 7.90%		60,000	50,648
Transneft 2.74%		16	11,200
Total Preferred Stock
(cost $75,547)			71,990

	Principal
	Amount°
≠Discount Note – 0.84%
Federal Home Loan Bank
0.10% 10/1/08	USD	399,392	399,392
Total Discount Note
(cost $399,392)			399,392

≠Discounted Commercial Paper – 5.38%
≥ BASF 2.85% 11/4/08		750,000	747,981
Nokia 2.75% 10/21/08		900,000	898,625
Toyota Motor Credit
2.25% 10/29/08		900,000	898,425
Total Discounted Commercial Paper
(cost $2,545,031)			2,545,031

Repurchase Agreement*– 12.08%
BNP Paribas 0.15%, dated
9/30/08, to be repurchased
on 10/1/08, repurchase price
$5,715,641 (collateralized by
U.S. Government obligations,
4.875% 8/15/09; with market
value $5,833,320)		5,715,617	5,715,617
Total Repurchase Agreement
(cost $5,715,617)			5,715,617

Total Value of Securities – 103.30%
(cost $51,174,970)			48,894,986
Liabilities Net of Receivables
and Other Assets – (3.30%)			(1,562,794)
Net Assets Applicable to 5,290,601
Shares Outstanding – 100.00%			$47,332,192

Net Asset Value – Delaware Moderate Allocation Portfolio
Class A ($35,453,392 / 3,959,856 Shares)			$8.95
Net Asset Value – Delaware Moderate Allocation Portfolio
Class B ($3,317,322 / 372,493 Shares)			$8.91
Net Asset Value – Delaware Moderate Allocation Portfolio
Class C ($5,997,411 / 671,714 Shares)			$8.93
Net Asset Value – Delaware Moderate Allocation Portfolio
Class R ($1,207,055 / 135,292 Shares)			$8.92
Net Asset Value – Delaware Moderate Allocation Portfolio
Institutional Class ($1,357,012 / 151,246 Shares)			$8.97

Components of Net Assets at September 30, 2008:
Shares of beneficial interest
(unlimited authorization – no par)			$48,680,990
Undistributed net investment income			391,653
Accumulated net realized gain on investments			527,061
Net unrealized depreciation of investments
and foreign currencies			(2,267,512)
Total net assets			$47,332,192

°	Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar EUR — European Monetary Unit GBP — British Pound Sterling JPY — Japanese Yen NZD — New Zealand Dollar USD — United States Dollar

†	Non income producing security.

*	See Note 1 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2008, the aggregate amount of Rule 144A securities was $262,177, which represented 0.55% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

≥

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2008, the aggregate amount of these securities was $747,981, which represented 1.58% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

@	Illiquid security. At September 30, 2008, the aggregate amount of illiquid securities was $9,909, which represented 0.02% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

v	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At September 30, 2008, the aggregate amount of the restricted security was $9,909 or 0.02% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of September 30, 2008.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

≠	The rate shown is the effective yield at the time of purchase.

¥	Fully or partially pledged as collateral for financial futures contracts.

=	Security is being valued based on international fair value pricing. At September 30, 2008, the aggregate amount of international fair value priced securities was $5,821,749, which represented 12.30% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

§	Developed Markets — countries that are thought to be the most developed and therefore less risky.

×	Emerging Markets — developing countries with relatively low per capita income, often with above-average economic growth potential.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate
GDR — Global Depositary Receipts
NVDR — Non Voting Depositary Receipts
S.F. — Single Family
TBA — To be announced
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Moderate Allocation Portfolio
Net asset value Class A (A)	$8.95
Sales charge (5.75% of offering price) (B)	0.55
Offering price	$9.50

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts and financial futures contracts were outstanding at September 30, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
EUR	(246,150)	USD	361,545	10/31/08	$13,976
JPY	83,880,720	USD	(795,078)	10/31/08	(2,251)
					$11,725

Financial Futures Contracts2

Contracts	Notional	Notional	Unrealized
to Buy	Cost	Value	Appreciation
11 U.S. Treasury
5 yr Notes	$1,232,394	$1,234,578	$2,184

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1 See Note 8 in “Notes to financial statements.”
2 See Note 9 in “Notes to financial statements.”

See accompanying notes

(continues)      33

Statements of net assets

Delaware Conservative Allocation Portfolio

September 30, 2008

		Number of	Value
		Shares	(U.S. $)
Common Stock – 26.12%
U.S. Markets – 15.44%
Consumer Discretionary – 1.55%
†	Aeropostale	300	$9,633
†	AFC Enterprises	600	4,356
†	Bally Technologies	300	9,084
†	Buffalo Wild Wings	100	4,024
†	Burger King Holdings	800	19,648
	CKE Restaurants	600	6,360
	Comcast Class A	800	15,704
	DeVry	100	4,954
	Disney (Walt)	600	18,414
†	Fossil	300	8,469
	Gap	3,500	62,230
†	Jack in the Box	300	6,330
†	Jarden	700	16,415
	Limited Brands	3,500	60,620
	Macy’s	700	12,586
†	Marvel Entertainment	200	6,828
	Mattel	3,300	59,532
	McDonald’s	400	24,680
†	MGM MIRAGE	1,800	51,300
	National CineMedia	500	5,525
	NIKE Class B	200	13,380
†	Papa John’s International	300	8,148
	Phillips-Van Heusen	600	22,746
†	Scholastic	200	5,136
	Staples	2,800	63,000
†	Tenneco	400	4,252
†	True Religion Apparel	200	5,170
†	Ulta Salon Cosmetics & Fragrance	400	5,312
†	Universal Electronics	300	7,494
†	Viacom Class B	400	9,936
†	Warnaco Group	500	22,645
	Weight Watchers International	1,300	47,580
†	WMS Industries	300	9,171
			630,662
Consumer Staples – 1.59%
	Alberto-Culver	200	5,448
	Altria Group	100	1,984
	Archer-Daniels-Midland	2,500	54,775
	Casey’s General Stores	300	9,051
†	Chattem	100	7,818
	CVS Caremark	800	26,928
	Heinz (H.J.)	1,300	64,883
	Kimberly-Clark	1,000	64,840
	Kraft Foods Class A	2,100	68,775
	PepsiCo	500	35,635
	Philip Morris International	100	4,810
	Procter & Gamble	2,000	139,380
	Safeway	2,400	56,928
	Walgreen	2,100	65,016
	Wal-Mart Stores	700	41,923
			648,194
Energy – 1.33%
	Apache	100	10,428
	Arch Coal	200	6,578
†	Basic Energy Services	200	4,260
†	Brigham Exploration	500	5,495
†	Bristow Group	200	6,768
	Cabot Oil & Gas	200	7,228
†	Callon Petroleum	300	5,409
	Chevron	1,000	82,480
†	Complete Production Services	400	8,052
	ConocoPhillips	1,200	87,900
	EOG Resources	800	71,568
†	EXCO Resources	200	3,264
	Exxon Mobil	600	46,596
†	Grey Wolf	900	7,002
	Halliburton	500	16,195
	Lufkin Industries	70	5,555
	Marathon Oil	1,500	59,805
†	National Oilwell Varco	300	15,069
	Occidental Petroleum	400	28,180
	Penn Virginia	200	10,688
†	Petroquest Energy	700	10,745
	Schlumberger	300	23,427
	St. Mary Land & Exploration	400	14,260
†	Warren Resources	500	4,990
			541,942
Financials – 1.90%
	AFLAC	300	17,625
	Allstate	1,400	64,568
	BancFirst	200	9,666
	Bank of America	1,200	42,000
	BB&T	100	3,780
	Berkley (W.R.)	600	14,130
	Blackstone Group	600	9,204
	Capital One Financial	400	20,400
	CME Group	300	111,454
	Colonial BancGroup	1,000	7,860
	Delphi Financial Group Class A	300	8,412
	Digital Realty Trust	170	8,033
	Dime Community Bancshares	400	6,088
	Discover Financial Services	3,900	53,898
	East West Bancorp	600	8,220
	FBL Financial Group Class A	260	7,251
	First Industrial Realty Trust	300	8,604
	First Midwest Bancorp	300	7,272
	First Niagara Financial Group	500	7,875
	Greenhill	100	7,375
	Hanover Insurance Group	300	13,656
	Harleysville Group	200	7,560
	Hartford Financial Services Group	1,000	40,990
	Home Properties	200	11,590
	Horace Mann Educators	490	6,306
	Host Hotels & Resorts	500	6,645

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Financials (continued)
†	IntercontinentalExchange	1,000	$80,680
	JPMorgan Chase	900	42,030
	optionsXpress Holdings	300	5,826
	Pennsylvania Real Estate
	Investment Trust	300	5,655
†	ProAssurance	200	11,200
	Prudential Financial	300	21,600
†	RiskMetrics Group	300	5,871
	RLI	200	12,418
	Senior Housing Properties Trust	500	11,915
	Simon Property Group	100	9,700
	Sovran Self Storage	270	12,131
†	Texas Capital Bancshares	290	6,020
	Trustmark	400	8,296
	U.S. Bancorp	700	25,214
	Waddell & Reed Financial	200	4,950
			773,968
Health Care – 2.58%
†	Align Technology	600	6,498
†	Alkermes	700	9,310
	Allergan	1,400	72,100
†	Amgen	400	23,708
†	AMN Healthcare Services	500	8,785
†	Bio-Rad Laboratories Class A	100	9,912
	Bristol-Myers Squibb	3,100	64,635
†	Celera	550	8,498
†	Dionex	100	6,355
†	Express Scripts	300	22,146
†	Genentech	1,400	124,151
†	Gen-Probe	300	15,915
†	Gilead Sciences	500	22,790
†	HealthExtras	165	4,310
†	Healthways	300	4,839
†	Hologic	800	15,464
	Johnson & Johnson	1,700	117,775
†	Kendle International	170	7,601
†	Medarex	900	5,823
	Medtronic	500	25,050
	Mentor	200	4,772
	Merck	2,700	85,212
†	Noven Pharmaceuticals	400	4,672
†	Omrix Biopharmaceuticals	300	5,382
†	Onyx Pharmaceuticals	200	7,236
†	OSI Pharmaceuticals	170	8,379
	Pfizer	4,100	75,604
†	Psychiatric Solutions	270	10,247
	Quest Diagnostics	1,300	67,171
†	Quidel	300	4,923
†	Regeneron Pharmaceuticals	300	6,549
†	Res-Care	500	9,070
†	Sun Healthcare Group	600	8,796
†	Techne	100	7,212
†	United Therapeutics	110	11,569
	UnitedHealth Group	2,700	68,553
	Universal Health Services Class B	100	5,603
†	Vertex Pharmaceuticals	200	6,648
	Wyeth	2,100	77,574
			1,050,837
Industrials – 1.42%
	AAON	400	7,276
	Acuity Brands	200	8,352
	Administaff	300	8,166
	American Ecology	200	5,534
	Applied Industrial Technologies	200	5,386
	Barnes Group	300	6,066
	Boeing	200	11,470
	Caterpillar	100	5,960
†	Chart Industries	200	5,712
†	Columbus McKinnon	400	9,428
†	CRA International	100	2,748
	Donnelley (R.R.) & Sons	2,300	56,419
†	DynCorp International Class A	300	5,028
	Expeditors International Washington	1,500	52,260
	Fluor	200	11,140
	General Electric	1,300	33,150
	Goodrich	300	12,480
	Granite Construction	200	7,164
	Healthcare Services Group	500	9,145
†	Hexcel	400	5,476
	Honeywell International	200	8,310
†	Hub Group Class A	300	11,295
†	Huron Consulting Group	100	5,698
†	Kadant	200	4,554
†	Kforce	700	7,147
	McGrath RentCorp	300	8,646
	Norfolk Southern	300	19,863
	Otter Tail	200	6,146
†	Perini	200	5,158
	Republic Services	300	8,994
	Robert Half International	300	7,425
	Rockwell Collins	300	14,427
	Roper Industries	200	11,392
†	Spirit AeroSystems Holdings Class A	600	9,642
†	Sykes Enterprises	200	4,392
	Textron	400	11,712
	Triumph Group	140	6,399
	United Parcel Service Class B	1,000	62,890
†	United Stationers	200	9,566
	United Technologies	400	24,024
†	URS	200	7,334
	Waste Management	1,800	56,682
			580,056

(continues)     35

Statements of net assets

Delaware Conservative Allocation Portfolio

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
U.S. Markets (continued)
Information Technology – 3.48%
†	Anixter International	160	$9,522
†	Apple	800	90,928
	Applied Materials	900	13,617
†	Blackboard	200	8,058
†	Cisco Systems	1,400	31,584
	Corning	1,000	15,640
†	DealerTrack Holdings	300	5,052
†	Digital River	200	6,480
†	eBay	2,700	60,426
†	EMC	1,400	16,744
†	FARO Technologies	200	4,074
†	Google Class A	300	120,156
†	Harris Stratex Networks Class A	600	4,686
	Heartland Payment Systems	300	7,668
	Hewlett-Packard	700	32,368
†	iGate	400	3,468
	infoGROUP	1,100	7,271
†	Informatica	300	3,897
	Intel	4,700	88,031
	International Business Machines	700	81,872
†	Intuit	2,700	85,347
†	IPG Photonics	200	3,902
†	J2 Global Communications	300	7,005
†	JDA Software Group	300	4,563
†	Kulicke & Soffa Industries	1,300	5,863
†	Lawson Software	1,200	8,400
	MasterCard Class A	500	88,665
†	McAfee	200	6,792
	Microsoft	1,600	42,704
	Motorola	7,000	49,980
†	NETGEAR	500	7,500
†	Nuance Communications	800	9,752
†	ON Semiconductor	700	4,732
†	Oracle	400	8,124
†	Progress Software	300	7,797
	QUALCOMM	3,000	128,909
	Quality Systems	200	8,452
†	Rofin-Sinar Technologies	300	9,183
†	Sapient	700	5,201
†	SAVVIS	400	5,376
†	SPSS	100	2,936
†	Symantec	500	9,790
†	Synaptics	300	9,066
†	Synchronoss Technologies	300	2,823
†	Tekelec	500	6,995
†	TeleTech Holdings	200	2,488
†	Teradata	2,200	42,900
	United Online	700	6,587
†	ValueClick	400	4,092
†	VeriSign	2,300	59,984
†	ViaSat	300	7,074
†	Virtusa	400	2,604
†	Visa Class A	1,400	85,946
†	Wind River Systems	900	9,000
	Xerox	4,700	54,191
			1,416,265
Materials – 0.60%
	Compass Minerals International	100	5,239
	Cytec Industries	200	7,782
	Dow Chemical	600	19,068
	duPont (E.I.) deNemours	1,900	76,570
	Ferro	500	10,050
	Freeport-McMoRan Copper &
	Gold Class B	200	11,370
	Hercules	300	5,937
†	Horsehead Holding	500	2,950
	Lubrizol	300	12,942
†	OM Group	200	4,500
†	Owens-Illinois	400	11,760
†	PolyOne	1,300	8,385
	Praxair	700	50,218
	Rock-Tenn Class A	200	7,996
†	Rockwood Holdings	300	7,698
			242,465
Telecommunications – 0.61%
	Alaska Communications
	Systems Group	700	8,561
	AT&T	2,400	67,008
†	Crown Castle International	2,000	57,940
	Embarq	200	8,110
†	MetroPCS Communications	600	8,394
	NTELOS Holdings	300	8,067
†	Syniverse Holdings	200	3,322
	Verizon Communications	2,700	86,643
			248,045
Utilities – 0.38%
	Black Hills	350	10,875
	Cleco	500	12,625
	Exelon	300	18,786
	FirstEnergy	200	13,398
	PPL	500	18,510
	Progress Energy	1,500	64,695
	Sempra Energy	300	15,141
			154,030
Total U.S. Markets
	(cost $6,832,639)		6,286,464

§Developed Markets – 6.73%
Consumer Discretionary – 1.24%
=	Bayerische Motoren Werke	1,427	55,565
=	Don Quijote	3,500	62,604
=	Kesa Electricals	19,202	38,241
=	Lagardere	908	40,922
=	NGK Spark Plug	5,000	48,678
=	PPR	259	23,171

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
§Developed Markets (continued)
Consumer Discretionary (continued)
=	Publicis Groupe	2,335	$73,533
=	Teleperformance	1,946	54,271
=	Toyota Motor	1,518	64,902
=	WPP Group	5,190	41,999
			503,886
Consumer Staples – 0.56%
=	Coca-Cola	11,158	74,499
=	Greggs	649	36,769
=	Metro	1,168	58,577
=	Parmalat	24,782	58,486
			228,331
Energy – 0.60%
=	BP	12,066	100,534
†	Nabors Industries	500	12,460
=†	Petroleum Geo-Services	3,244	42,865
=†	Strike Resources	2,400	1,285
=	Total	1,427	86,675
			243,819
Financials – 0.92%
	Aspen Insurance Holdings	400	11,000
=	AXA	2,465	80,676
=	Dexia	1,699	18,556
	Everest Re Group	100	8,653
=	ING Groep CVA	2,595	55,621
	Max Capital Group	400	9,292
=	Mitsubishi UFJ Financial Group	8,000	69,765
=	Nordea Bank	5,320	63,504
=	Standard Charter	2,335	57,278
			374,345
Health Care – 0.90%
=	AstraZeneca	1,557	68,155
†	Eurand	500	9,080
=	Novartis	1,297	68,287
=	Novo Nordisk Class B	1,297	67,228
=	Ono Pharmaceutical	900	41,581
=	Sanofi-Aventis	778	51,141
=	Terumo	1,200	62,600
			368,072
Industrials – 0.73%
=	Asahi Glass	5,000	43,955
=	Cie de Saint-Gobain	908	46,961
=	Koninklijke Philips Electronics	2,465	66,870
†	TBS International Class A	200	2,692
=	Tomkins	25,949	72,446
=	Vallourec	291	62,780
			295,704
Information Technology – 0.85%
	Accenture Limited Class A	400	15,200
=	Canon	1,600	60,660
†	CGI Group Class A	10,380	90,800
=	Ericsson LM Class B	6,300	59,819
=	Nokia	3,114	58,070
†	Research in Motion	900	61,470
			346,019
Materials – 0.30%
=†	Alara Uranium	300	14
=	Anglo American	243	8,221
=	Griffin Mining	5,200	2,219
=	Lafarge	519	54,635
=	Linde	519	55,573
=†	Mwana Africa	1,300	395
			121,057
Telecommunications – 0.45%
=	France Telecom	2,206	61,866
=	Telstra	17,386	58,329
=	Vodafone Group	28,804	63,607
			183,802
Utilities – 0.18%
=	National Grid	5,839	74,109
			74,109
Total Developed Markets
	(cost $3,043,617)		2,739,144

×Emerging Markets – 3.95%
	Consumer Discretionary – 0.32%
#	Almacenes Exito GDR 144A	900	4,470
=	Cheil Industries	90	3,954
=	Fountain Set Holdings	6,000	485
#	Grupo Clarin Class B GDR 144A	600	3,412
	Grupo Televisa ADR	1,325	28,978
=	JD Group	1,200	4,391
=	Oriental Holdings	3,800	5,991
=	Sun International	500	5,508
=	Techtronic Industries	68,000	62,476
=†	Tom Group	82,000	4,163
=	Turk Sise ve Cam Fabrikalari	6,100	7,417
			131,245
Consumer Staples – 0.21%
	Charoen Pokphand Foods	9,900	1,186
†	Cosan Class A	1,400	11,172
	Cresud ADR	1,400	14,700
=	First Pacific	26,445	13,992
	Fomento Economico Mexicano ADR	200	7,628
=	Gudang Garam	13,000	8,056
=	Lotte Confectionery	8	6,881
=	President Chain Store	5,000	14,704
=	Tongaat Hulett	600	5,222
			83,541
Energy – 0.79%
	China Petroleum & Chemical ADR	100	7,833
=	CNPC Hong Kong	10,000	4,258
	Gazprom ADR	1,521	47,075
	KazMunaiGas Exploration Production GDR	1,200	18,600
	LUKOIL ADR	200	11,925
	LUKOIL ADR
	(London International Exchange)	200	11,760
	Oil & Gas Development GDR	200	2,414

(continues)     37

Statements of net assets

Delaware Conservative Allocation Portfolio

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
×Emerging Markets (continued)
Energy (continued)
=	PetroChina	8,000	$8,305
	PetroChina ADR	200	20,546
	Petroleo Brasileiro SA ADR	600	26,370
	Petroleo Brasiliero SP ADR	1,400	52,388
=	Polski Koncern Naftowy Orlen	929	13,411
	PTT Exploration & Production	4,364	16,349
#	Reliance Industries GDR 144A	329	27,307
=	Sasol	462	19,714
	Sasol ADR	200	8,498
=	SK Energy	171	12,956
=	Surgutneftegaz ADR	1,304	6,926
=	Tambang Batubara Bukit Asam	7,000	6,861
			323,496
Financials – 0.32%
=	Alarko Gayrimenkul Yatirim Ortakligi	100	1,186
	Banco Itau Holding Financeira ADR	700	12,250
=	Bangkok Bank	2,400	7,344
=	Cathay Financial Holding	3,000	4,132
†	Grupo Financiero Galicia ADR	400	1,868
=	Hong Leong Bank	7,400	12,157
	ICICI Bank ADR	500	11,760
=	Indiabulls Real Estate GDR	200	752
†	IRSA Inversiones y
	Representaciones GDR	1,300	9,451
†	KB Financial Group ADR	600	27,415
=	KLCC Property Holdings	5,900	4,660
=	OTP Bank	200	7,235
	Sberbank	5,602	9,635
=	Standard Bank Group	1,200	13,789
=	Turkiye Is Bankasi Class C	2,100	8,661
			132,295
Industrials – 0.29%
†	51job ADR	200	1,840
=	Alarko Holding	3,300	5,642
=	Barloworld	400	3,133
=†	China Water Affairs Group	2,000	348
=	CJ	241	9,534
=	Evergreen Marine	29,000	13,208
	Gol Linhas Aereas Inteligentes ADR	200	1,300
=	Hyundai Elevator	75	4,999
=	Siam Cement NVDR	3,200	12,170
=	Singapore Airlines	3,000	30,139
=	Sinotrans	13,000	2,540
=	SK Holdings	73	6,797
=	UEM World	8,774	6,121
=	Walsin Lihwa	44,000	11,931
=	Yazicilar Holding Class A	1,400	6,788
			116,490
Information Technology – 0.44%
†	HLS Systems International	300	1,275
	Infosys Technologies ADR	600	19,986
	LG Display ADR	400	5,080
=	Samsung Electronics	122	55,907
	Seagate Technology	4,800	58,176
†	Sify Technologies ADR	300	528
=	SK Communications	313	3,083
†	Spreadtrum Communications ADR	400	900
=	Taiwan Semiconductor Manufacturing	7,000	11,710
=	TravelSky Technology	8,000	3,974
=	United Microelectronics	24,000	7,711
	United Microelectronics ADR	4,500	8,775
			177,105
Materials – 0.37%
=	ArcelorMittal South Africa	900	18,158
†	Cemex ADR	600	10,332
	Chelyabinsk Zink Plant GDR	200	696
	Cia de Minas Buenaventura ADR	400	9,392
	Cia Vale do Rio Doce ADR	2,400	45,959
=	Formosa Chemicals & Fibre	8,000	13,849
	Gold Fields ADR	900	8,631
	Grupo Mexico Class B	5,500	5,784
=	Impala Platinum Holdings	505	10,307
=	Israel Chemicals	700	10,421
	Votorantim Celulose e Papel ADR	1,000	15,410
			148,939
Telecommunications – 0.78%
	America Movil ADR	100	4,636
	China Mobile ADR	400	20,032
	China Netcom Group ADR	500	22,740
=	China Telecom	18,000	7,387
=	China Unicom	12,000	18,053
	Chunghwa Telecom ADR	3,000	71,009
	KT ADR	2,800	47,012
	Mobile Telesystems ADR	200	11,202
	Philippine Long Distance
	Telephone ADR	100	5,634
	SK Telecom ADR	2,200	41,404
	Telemex Internacional ADR	1,300	16,900
=	Telkom	901	11,526
	Telkom ADR	300	15,300
	Tim Participacoes ADR	500	10,430
=	Turkcell Iletisim Hizmet	1,200	7,285
	Turkcell Iletisim Hizmet ADR	600	8,994
			319,544
Utilities – 0.43%
	AES Tiete	1,091	8,259
	Centrais Eletricas Brasileiras	4,000	58,080
	Energias do Brasil	3,900	47,976
	Korea Electric Power ADR	4,500	55,755
=	Tanjong	1,700	6,503
			176,573
Total Emerging Markets
	(cost $1,699,093)		1,609,228

Total Common Stock
	(cost $11,575,349)		10,634,836

		Number of	Value
		Shares	(U.S. $)
Exchange Traded Fund – 4.80%
iShares MSCI EAFE Growth Index		34,500	$1,953,045
Total Exchange Traded Fund
(cost $2,120,898)			1,953,045

		Principal
		Amount°
Agency Mortgage-Backed Securities – 17.59%
Fannie Mae S.F. 15 yr TBA
4.50% 10/1/23	USD	700,000	682,063
5.00% 10/1/23		440,000	436,837
5.50% 10/1/23		155,000	156,211
Fannie Mae S.F. 30 yr
5.00% 12/1/36		1,750,549	1,708,492
5.50% 12/1/35		2,393,880	2,392,043
6.00% 6/1/38		1,520,270	1,541,361
Fannie Mae S.F. 30 yr TBA
4.50% 10/1/38		150,000	141,891
Freddie Mac S.F. 30 yr
5.50% 10/1/36		104,971	104,513
Total Agency Mortgage-Backed
Securities (cost $7,190,897)			7,163,411

Agency Obligations – 4.43%
Fannie Mae 4.625% 10/15/13		610,000	628,661
Federal Home Loan Bank
5.00% 11/17/17		585,000	590,676
Freddie Mac 3.125% 10/25/10		585,000	585,298
Total Agency Obligations
(cost $1,809,692)			1,804,635

Commercial Mortgage-Backed Securities – 2.87%
Bank of America Commercial
Mortgage
Series 2004-4 A4 4.502% 7/10/42		225,000	214,290
• Series 2005-1 A4
5.143% 11/10/42		160,000	153,767
•Bear Stearns Commercial
Mortgage Securities
Series 2004-PWR4 A3
5.468% 6/11/41		90,000	84,988
•Goldman Sachs Mortgage Securities II
Series 2004-GG2 A5
5.279% 8/10/38		225,000	213,049
Greenwich Capital Commercial
Funding Series 2004-GG1 A4
4.755% 6/10/36		80,000	78,679
•Morgan Stanley Capital I
Series 2004-T15 A4
5.27% 6/13/41		455,000	424,042
Total Commercial Mortgage-Backed
Securities (cost $1,189,384)			1,168,815

Corporate Bonds – 6.82%
Banking – 0.51%
Bank of America 5.125% 11/15/14	10,000	9,007
BB&T 4.90% 6/30/17	55,000	42,937
Citigroup 6.50% 8/19/13	85,000	75,620
Wells Fargo 5.625% 12/11/17	55,000	50,636
• Wells Fargo Capital XIII
7.70% 12/29/49	35,000	30,548
		208,748
Basic Industry – 0.47%
# ArcelorMittal 144A
6.125% 6/1/18	60,000	53,260
Domtar 7.125% 8/15/15	49,000	45,325
duPont (E.I.) deNemour
6.00% 7/15/18	40,000	39,116
Freeport-McMoRan Copper &
Gold 8.25% 4/1/15	49,000	48,202
Rio Tinto Finance USA
6.50% 7/15/18	5,000	4,736
		190,639
Brokerage – 0.05%
Goldman Sachs Group
5.95% 1/18/18	25,000	20,659
		20,659
Capital Goods – 0.17%
Caterpillar Financial Services
7.05% 10/1/18	25,000	25,008
Graham Packaging
9.875% 10/15/14	49,000	42,875
		67,883
Consumer Cyclical – 0.59%
CVS Caremark 5.75% 6/1/17	65,000	60,843
Dollar General 10.625% 7/15/15	49,000	48,510
Neiman Marcus Group
10.375% 10/15/15	49,000	41,283
Toll 8.25% 2/1/11	50,000	48,250
Wal-Mart Stores 6.20% 4/15/38	45,000	41,180
		240,066
Consumer Non-Cyclical – 0.95%
AstraZeneca 5.90% 9/15/17	35,000	34,521
Covidien International Finance
6.55% 10/15/37	20,000	19,289
Delhaize America 9.00% 4/15/31	40,000	42,094
Diageo Capital 5.75% 10/23/17	30,000	28,838
GlaxoSmithKline Capital
4.375% 4/15/14	15,000	14,247
5.65% 5/15/18	35,000	33,290
LVB Acquisition 10.00% 10/15/17	49,000	50,225
WellPoint 5.00% 12/15/14	60,000	54,914
Wyeth 5.50% 2/1/14	110,000	109,164
		386,582
Energy – 0.87%
Apache 6.90% 9/15/18	45,000	45,146
CenterPoint Energy Resources
6.00% 5/15/18	10,000	8,766

(continues)    39

Statements of net assets

Delaware Conservative Allocation Portfolio

			Principal	Value
			Amount°	(U.S. $)
	Corporate Bonds (continued)
	Energy (continued)
	Chesapeake Energy
	6.625% 1/15/16	USD	49,000	$44,223
	Enterprise Products Operating
	6.50% 1/31/19		5,000	4,666
	Kinder Morgan Energy Partners
	6.95% 1/15/38		15,000	12,892
	Petro-Canada 6.05% 5/15/18		35,000	30,605
	PetroHawk Energy 9.125% 7/15/13		49,000	46,305
	#Plains All American Pipeline 144A
	6.50% 5/1/18		50,000	45,182
	Suncor Energy 6.50% 6/15/38		10,000	8,381
	TransCanada Pipelines
	7.25% 8/15/38		30,000	28,924
	Weatherford International
	6.00% 3/15/18		35,000	31,478
	XTO Energy 5.50% 6/15/18		55,000	48,705
				355,273
	Financials – 0.33%
	General Electric Capital
	5.625% 5/1/18		75,000	63,508
•	Hartford Financial Services Group
	8.125% 6/15/38		50,000	42,653
@∏	Montpelier Re Holdings
	6.125% 8/15/13		5,000	4,954
	Unitrin 6.00% 5/15/17		25,000	21,027
				132,142
	Media – 0.43%
#	Charter Communications Operating
	144A 10.875% 9/15/14		49,000	47,775
	Comcast 5.875% 2/15/18		55,000	49,125
	Thomson Reuters 6.50% 7/15/18		60,000	57,484
	Time Warner Cable 7.30% 7/1/38		25,000	22,301
				176,685
	Services Non-Cyclical – 0.23%
	Community Health Systems
	8.875% 7/15/15		49,000	46,795
	HCA 9.25% 11/15/16		49,000	47,775
				94,570
	Technology & Electronics – 0.11%
	SunGard Data Systems
	9.125% 8/15/13		50,000	45,250
				45,250
	Telecommunications – 1.47%
	AT&T 5.60% 5/15/18		110,000	98,631
	Cricket Communications
	9.375% 11/1/14		49,000	45,815
Ω	Inmarsat Finance
	10.375% 11/15/12		25,000	24,750
	Intelsat Jackson Holdings
	11.25% 6/15/16		49,000	47,898
	MetroPCS Wireless 9.25% 11/1/14		48,000	45,120
	Rogers Communications
	6.80% 8/15/18		90,000	85,291
	Sprint Capital 8.375% 3/15/12		49,000	44,132
	Telecom Italia Capital
	7.721% 6/4/38		75,000	62,321
	Verizon Communications
	6.10% 4/15/18		95,000	87,877
	Virgin Media Finance
	8.75% 4/15/14		50,000	42,250
	Vodafone Group 5.00% 9/15/15		15,000	13,220
				597,305
	Transportation – 0.05%
	Burlington Northern Santa Fe
	5.75% 3/15/18		20,000	19,218
				19,218
	Utilities – 0.59%
	Columbus Southern Power
	6.05% 5/1/18		15,000	14,066
	Detroit Edison 5.60% 6/15/18		15,000	13,987
	Dominion Resources
	6.40% 6/15/18		5,000	4,791
	Florida Power 6.40% 6/15/38		30,000	28,499
	PECO Energy 5.35% 3/1/18		25,000	22,752
	Public Service Colorado
	6.50% 8/1/38		10,000	9,528
	South Carolina Electric & Gas
	6.50% 11/1/18		25,000	25,190
#	Texas Competitive Electric Holdings
	144A 10.25% 11/1/15		59,000	53,543
	Union Electric 6.70% 2/1/19		70,000	67,718
				240,074
	Total Corporate Bonds
	(cost $2,902,745)			2,775,094

	Foreign Agencies – 1.06%Δ
	France – 0.04%
	France Telecom 7.75% 3/1/11		15,000	15,751
				15,751
	Germany – 1.02%
	KFW 6.50% 11/15/11	NZD	621,000	415,453
				415,453
	Total Foreign Agencies
	(cost $443,163)			431,204

Non-Agency Asset-Backed Securities – 1.64%
	Capital Auto Receivables Asset
	Trust Series 2007-3 A3A
	5.02% 9/15/11	USD	90,000	88,886
	Caterpillar Financial Asset
	Trust Series 2008-A A3
	4.94% 4/25/14		90,000	87,347
	CNH Equipment Trust Series
	2008-A A4A 4.93% 8/15/14		90,000	84,462
	Daimler Chrysler Auto Trust Series
	2008-B A3A 4.71% 9/10/12		45,000	44,063
•#	Golden Credit Card Trust
	Series 2008-3 A 144A
	3.49% 7/15/17		100,000	95,512

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Asset-Backed Securities (continued)
Harley-Davidson Motorcycle Trust
Series 2007-2 A3
5.10% 5/15/12	USD	180,000	$179,481
John Deere Owner Trust Series
2008-A A3 4.18% 6/15/12		90,000	88,123
Total Non-Agency Asset-Backed
Securities (cost $673,610)			667,874

Sovereign Debt – 3.17%Δ
Germany – 2.09%
Bundesobligation 3.50% 4/12/13	EUR	611,600	850,530
			850,530
United Kingdom – 1.08%
U.K. Treasury 5.00% 3/7/18	GBP	238,000	440,914
			440,914
Total Sovereign Debt
(cost $1,336,445)			1,291,444

Supranational Bank – 1.02%
European Investment Bank
6.00% 8/14/13	AUD	533,000	416,912
Total Supranational Bank
(cost $446,062)			416,912

U.S. Treasury Obligations – 8.82%
U.S. Treasury Inflation Index Note
3.00% 7/15/12	USD	79,506	82,779
U.S. Treasury Bonds
4.375% 2/15/38		15,000	15,196
¥4.50% 5/15/38		1,000,000	1,032,657
U.S. Treasury Notes
2.00% 9/30/10		410,000	410,257
3.125% 9/30/13		1,230,000	1,238,841
4.00% 8/15/18		800,000	811,626
Total U.S. Treasury Obligations
(cost $3,563,389)			3,591,356

		Number of
		Shares
Preferred Stock – 0.12%
Braskem Class A 8.77%		990	5,361
• JPMorgan Chase 7.90%		45,000	37,986
Transneft 2.74%		9	6,300
Total Preferred Stock
(cost $52,342)			49,647

		Principal
		Amount°
#Discount Note – 1.16%
Federal Home Loan Bank
0.10% 10/1/08	USD	473,915	473,915
Total Discount Note
(cost $473,915)			473,915

Discounted Commercial Paper – 7.35%
≥ BASF 2.85% 11/4/08		1,000,000	997,308
Nokia 2.75% 10/21/08		1,000,000	998,473
Toyota Motor Credit
2.25% 10/29/08		1,000,000	998,250
Total Discounted Commercial Paper
(cost $2,994,031)			2,994,031

Repurchase Agreements* – 16.66%
BNP Paribas 0.15%, dated
9/30/08, to be repurchased
on 10/1/08, repurchase price
$6,782,123 (collateralized by
U.S. Government obligations,
4.875% 8/15/09; with market
value $6,921,760)		6,782,095	6,782,095
Total Repurchase Agreements
(cost $6,782,095)			6,782,095

Total Value of Securities – 103.63%
(cost $43,554,017)			42,198,314
Liabilities Net of Receivables
and Other Assets – (3.63%)			(1,478,159)
Net Assets Applicable to 4,893,240
Shares Outstanding – 100.00%			$40,720,155

Net Asset Value – Delaware Conservative Allocation Portfolio
Class A ($35,618,955 / 4,278,700 Shares)			$8.32
Net Asset Value – Delaware Conservative Allocation Portfolio
Class B ($676,807 / 81,253 Shares)			$8.33
Net Asset Value – Delaware Conservative Allocation Portfolio
Class C ($3,372,872 / 406,820 Shares)			$8.29
Net Asset Value – Delaware Conservative Allocation Portfolio
Class R ($866,237 / 104,273 Shares)			$8.31
Net Asset Value – Delaware Conservative Allocation Portfolio
Institutional Class ($185,284 / 22,194 Shares)			$8.35

Components of Net Assets at September 30, 2008:
Shares of beneficial interest
(unlimited authorization – no par)			$42,446,317
Undistributed net investment income			660,144
Accumulated net realized loss on investments			(1,048,410)
Net unrealized depreciation of investments
and foreign currencies			(1,337,896)
Total net assets			$40,720,155

°Principal amount is stated in the currency in which each security is denominated.

AUD — Australian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
NZD — New Zealand Dollar
THB — Thailand Baht
USD — United States Dollar
ZAR — South African Rand

(continues)    41

Statements of net assets

Delaware Conservative Allocation Portfolio

¥	Fully or partially pledged as collateral for financial futures contracts.

•	Variable rate security. The rate shown is the rate as of September 30, 2008.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2008, the aggregate amount of Rule 144A securities was $330,461, which represented 0.81% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

≥	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2008, the aggregate amount of these securities was $997,308, which represented 2.45% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

@	Illiquid security. At September 30, 2008, the aggregate amount of illiquid securities was $4,954, which represented 0.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

Δ	Securities have been classified by country of origin.

*	See Note 1 in “Notes to financial statements.”

∏	Restricted Security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At September 30, 2008, the amount of the restricted security was $4,954 or 0.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

=	Security is being valued based on international fair value pricing. At September 30, 2008, the aggregate amount of international fair value priced securities was $3,093,308, which represented 7.60% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

§	Developed Markets — countries that are thought to be the most developed and therefore less risky.

×	Emerging Markets — developing countries with relatively low per capita income, often with above-average economic growth potential.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate
GDR — Global Depositary Receipts
NVDR — Non Voting Depositary Receipts
S.F. — Single Family
TBA — To be announced
yr — year

Net Asset Value and Offering Price Per Share –
Delaware Conservative Allocation Portfolio
Net asset value Class A (A)	$8.32
Sales charge (5.75% of offering price) (B)	0.51
Offering price	$8.83

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts and financial futures contracts were outstanding at September 30, 2008:

Foreign Currency Exchange Contracts[1]

					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
EUR	(305,800)	USD	449,159	10/31/08	$17,363
JPY	104,215,440	USD	(987,824)	10/31/08	(2,797)
THB	335,009	USD	(9,867)	10/1/08	15
ZAR	44,268	USD	(5,426)	10/1/08	(83)
ZAR	24,025	USD	(2,970)	10/3/08	(71)
					$14,427

Financial Futures Contracts[2]

Contracts	Notional	Notional	Expiration	Unrealized
to Buy	Cost	Value	Date	Appreciation
29 U.S. Treasury
5 yr Notes	$3,248,938	$3,254,797	12/31/08	$5,859
				$5,859

The use of foreign currency exchange contracts and financial futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

[1]See Note 8 in “Notes to financial statements.”

[2]See Note 9 in “Notes to financial statements.”

See accompanying notes

Statements of assets and liabilities

Delaware Foundation® Funds

September 30, 2008

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio
Assets:
Investments, at value	$39,698,141	$48,894,986	$42,198,314
Cash	—	86,123	124,139
Foreign currencies, at value	14,419	21,811	35,505
Foreign currency contracts, at value	6,983	13,976	17,363
Receivable for securities sold	2,596,713	5,037,618	5,935,551
Receivable for portfolio shares sold	19,131	181,546	19,994
Dividends receivable	22,657	18,745	9,547
Interest receivable	80,194	165,593	187,487
Other assets	—	265	—
Total assets	42,438,238	54,420,663	48,527,900

Liabilities:
Cash overdraft	17,693	—	—
Payable for securities purchased	3,674,122	6,862,459	7,694,905
Payable for portfolio shares redeemed	128,576	149,293	23,980
Foreign currency contracts, at value	1,126	2,251	2,797
Due to manager and affiliates	25,805	23,989	14,758
Other accrued expenses	32,005	36,471	34,369
Variation margin payable on futures contracts	10,187	14,008	36,930
Other liabilities	8	—	6
Total liabilities	3,889,522	7,088,471	7,807,745

Total Net Assets	$38,548,716	$47,332,192	$40,720,155

Investments, at cost	$42,161,801	$51,174,970	$43,554,017
Foreign currencies, at cost	$8,067	$22,406	$36,635

See accompanying notes

Statements of operations

Delaware Foundation® Funds

Year Ended September 30, 2008

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends from affiliated companies	$828,184	$1,141,863	$1,309,249
Dividends from unaffiliated companies	22,836	18,874	9,614
Interest	28,724	140,212	143,245
	879,744	1,300,949	1,462,108

Expenses:
Distribution expenses – Class A	99,445	118,492	116,822
Distribution expenses – Class B	65,173	43,469	7,992
Distribution expenses – Class C	57,722	65,635	38,095
Distribution expenses – Class R	12,120	7,197	5,047
Dividend disbursing and transfer agent fees and expenses	143,488	121,908	99,056
Management fees	122,889	135,435	115,121
Registration fees	54,580	52,685	69,576
Accounting and administration expenses	19,044	20,915	17,775
Legal fees	15,020	16,254	13,727
Reports and statements to shareholders	13,277	18,266	13,405
Audit and tax	11,953	12,267	11,930
Trustees’ fees	2,429	2,651	2,246
Pricing fees	2,146	2,153	2,144
Custodian fees	1,341	5,717	1,238
Insurance fees	1,131	1,418	1,228
Consulting fees	695	742	626
Taxes (other than taxes on income)	424	334	277
Trustees’ expenses	315	297	253
Dues and services	253	224	152
	623,445	626,059	516,710
Less fees waived	(121,414)	(102,601)	(99,397)
Less waiver of distribution expenses – Class A	(16,574)	(19,749)	(19,470)
Less waiver of distribution expenses – Class R	(2,020)	(1,199)	(841)
Less expense paid indirectly	(417)	(113)	(134)
Total operating expenses	483,020	502,397	396,868
Net Investment Income	396,724	798,552	1,065,240

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Realized gain distributions from affiliated companies	4,449,230	3,209,277	1,850,681
Net realized loss from sale of investments in affiliated companies	(1,288,297)	(1,412,628)	(2,371,194)
Net realized loss from sale of investments in unaffiliated companies	(64,282)	(51,390)	(20,048)
Net realized gain on foreign currencies	694	12,979	14,855
Net realized gain (loss)	3,097,345	1,758,238	(525,706)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(15,194,387)	(11,647,627)	(5,599,625)
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(12,097,042)	(9,889,389)	(6,125,331)

Net Decrease in Net Assets Resulting from Operations	$(11,700,318)	$(9,090,837)	$(5,060,091)

See accompanying notes

Statements of changes in net assets

Delaware Foundation® Funds

	Delaware Aggressive		Delaware Moderate		Delaware Conservative
	Allocation Portfolio		Allocation Portfolio		Allocation Portfolio
	Year Ended		Year Ended		Year Ended
	9/30/08	9/30/07	9/30/08	9/30/07	9/30/08	9/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$396,724	$415,541	$798,552	$739,560	$1,065,240	$1,102,782
Net realized gain (loss) on investments
and foreign currencies	3,097,345	1,475,030	1,758,238	766,822	(525,706)	760,409
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(15,194,387)	5,281,929	(11,647,627)	3,503,353	(5,599,625)	1,380,711
Net increase (decrease) in net assets resulting
from operations	(11,700,318)	7,172,500	(9,090,837)	5,009,735	(5,060,091)	3,243,902

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(872,727)	(529,265)	(1,012,592)	(665,157)	(1,305,378)	(938,575)
Class B	(122,913)	(64,000)	(86,136)	(58,238)	(22,864)	(15,830)
Class C	(106,057)	(47,347)	(123,895)	(59,686)	(82,914)	(43,123)
Class R	(49,238)	(16,462)	(27,732)	(17,032)	(24,802)	(18,178)
Institutional Class	(5,460)	(1,771)	(2,687)	(8,922)	(3,086)	(2,459)

Net realized gain on investments:
Class A	(1,068,846)	(1,870,286)	(727,913)	(94,557)	(398,865)	—
Class B	(217,256)	(433,696)	(87,434)	(13,194)	(9,018)	—
Class C	(187,462)	(320,848)	(125,763)	(13,523)	(32,703)	—
Class R	(67,367)	(69,721)	(22,142)	(2,775)	(8,185)	—
Institutional Class	(6,073)	(5,396)	(1,762)	(1,130)	(878)	—
	(2,703,399)	(3,358,792)	(2,218,056)	(934,214)	(1,888,693)	(1,018,165)
Capital Share Transactions:
Proceeds from shares sold:
Class A	7,195,153	8,167,569	10,066,890	8,365,681	7,125,018	8,880,898
Class B	593,840	1,899,816	774,077	1,537,967	424,471	288,412
Class C	1,917,590	1,342,259	3,242,771	2,846,451	3,567,837	1,297,413
Class R	695,702	1,124,957	484,556	252,876	328,890	199,059
Institutional Class	417,652	545	1,475,947	10,847	118,632	140

Net asset value of shares issued upon
reinvestment of dividends and distributions:
Class A	1,900,131	2,346,322	1,705,988	746,232	1,685,763	929,586
Class B	330,233	477,685	166,444	67,139	24,349	13,076
Class C	282,977	364,797	238,880	72,602	103,034	37,250
Class R	116,605	86,158	49,873	19,802	32,986	18,176
Institutional Class	11,532	7,166	4,448	10,051	3,963	2,459
	13,461,415	15,817,274	18,209,874	13,929,648	13,414,943	11,666,469
Cost of shares repurchased:
Class A	(10,211,731)	(11,432,203)	(7,304,868)	(7,065,777)	(6,966,814)	(5,539,756)
Class B	(2,321,153)	(2,880,996)	(1,768,182)	(1,524,757)	(472,746)	(372,595)
Class C	(1,769,840)	(1,878,367)	(2,130,780)	(1,400,990)	(2,014,785)	(801,350)
Class R	(798,223)	(314,784)	(218,813)	(229,482)	(150,137)	(124,377)
Institutional Class	(194,340)	—	(80,223)	(346,217)	(3,124)	—
	(15,295,287)	(16,506,350)	(11,502,866)	(10,567,223)	(9,607,606)	(6,838,078)
Increase (decrease) in net assets derived from
capital share transactions	(1,833,872)	(689,076)	6,707,008	3,362,425	3,807,337	4,828,391
Net Increase (Decrease) in Net Assets	(16,237,589)	3,124,632	(4,601,885)	7,437,946	(3,141,447)	7,054,128

Net Assets:
Beginning of year	54,786,305	51,661,673	51,934,077	44,496,131	43,861,602	36,807,474
End of year	$38,548,716	$54,786,305	$47,332,192	$51,934,077	$40,720,155	$43,861,602

Distributions in excess of net investment income	$(2,354)	$24,887	$391,653	$379,882	$660,144	$752,325

See accompanying notes

Financial highlights

Delaware Aggressive Allocation Portfolio Class A

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.350	$10.610	$10.080	$ 8.740	$ 7.750

Income (loss) from investment operations:
Net investment income[1]	0.103	0.107	0.108	0.043	0.032
Net realized and unrealized gain (loss) on investments
and foreign currencies	(2.519)	1.372	0.580	1.346	0.991
Total from investment operations	(2.416)	1.479	0.688	1.389	1.023

Less dividends and distributions from:
Net investment income	(0.267)	(0.163)	(0.101)	(0.049)	(0.033)
Net realized gain on investments	(0.327)	(0.576)	(0.057)	—	—
Total dividends and distributions	(0.594)	(0.739)	(0.158)	(0.049)	(0.033)

Net asset value, end of period	$ 8.340	$11.350	$10.610	$10.080	$ 8.740

Total return[2]	(22.51% )	14.52%	6.89%	15.93%	13.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,329	$38,495	$36,699	$28,326	$24,491
Ratio of expenses to average net assets	0.81%	0.81%	0.80%	0.83%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.12%	1.05%	1.13%	1.11%	1.67%
Ratio of net investment income to average net assets	1.04%	0.98%	1.06%	0.45%	0.38%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.73%	0.74%	0.73%	0.17%	(0.49% )
Portfolio turnover	108%	8%	9%	15%	12%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Delaware Aggressive Allocation Portfolio Class B

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05		9/30/04
Net asset value, beginning of period	$11.200	$10.480	$ 9.960	$ 8.660		$ 7.710

Income (loss) from investment operations:
Net investment income (loss)[1]	0.029	0.026	0.032	(0.027)		(0.032)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(2.487)	1.355	0.573	1.327		0.982
Total from investment operations	(2.458)	1.381	0.605	1.300		0.950

Less dividends and distributions from:
Net investment income	(0.185)	(0.085)	(0.028)	—		—
Net realized gain on investments	(0.327)	(0.576)	(0.057)	—		—
Total dividends and distributions	(0.512)	(0.661)	(0.085)	—		—

Net asset value, end of period	$ 8.230	$11.200	$10.480	$ 9.960		$ 8.660

Total return[2]	(23.14% )	13.66%	6.10%	15.01%		12.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,573	$7,908	$7,864	$6,667		$4,052
Ratio of expenses to average net assets	1.56%	1.56%	1.55%	1.58%		1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.82%	1.75%	1.83%	1.81%		2.37%
Ratio of net investment income (loss) to average net assets	0.29%	0.23%	0.31%	(0.30%	)	(0.37%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.03%	0.04%	0.03%	(0.53%	)	(1.19%	)
Portfolio turnover	108%	8%	9%	15%		12%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     47

Financial highlights

Delaware Aggressive Allocation Portfolio Class C

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05		9/30/04
Net asset value, beginning of period	$11.210	$10.490	$ 9.970	$ 8.660		$ 7.710

Income (loss) from investment operations:
Net investment income (loss)[1]	0.029	0.026	0.032	(0.027)		(0.032)
Net realized and unrealized gain (loss) on investments
and foreign currencies	(2.487)	1.355	0.573	1.337		0.982
Total from investment operations	(2.458)	1.381	0.605	1.310		0.950

Less dividends and distributions from:
Net investment income	(0.185)	(0.085)	(0.028)	—		—
Net realized gain on investments	(0.327)	(0.576)	(0.057)	—		—
Total dividends and distributions	(0.512)	(0.661)	(0.085)	—		—

Net asset value, end of period	$ 8.240	$11.210	$10.490	$ 9.970		$ 8.660

Total return[2]	(23.11% )	13.65%	6.10%	15.12%		12.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,728	$6,027	$5,780	$4,147		$3,169
Ratio of expenses to average net assets	1.56%	1.56%	1.55%	1.58%		1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.82%	1.75%	1.83%	1.81%		2.37%
Ratio of net investment income (loss) to average net assets	0.29%	0.23%	0.31%	(0.30%	)	(0.37%	)
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.03%	0.04%	0.03%	(0.53%	)	(1.19%	)
Portfolio turnover	108%	8%	9%	15%		12%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Delaware Aggressive Allocation Portfolio Class R

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.310	$10.580	$10.050	$ 8.710	$ 7.750

Income (loss) from investment operations:
Net investment income[1]	0.078	0.080	0.083	0.012	0.002
Net realized and unrealized gain (loss) on investments
and foreign currencies	(2.512)	1.362	0.576	1.346	0.990
Total from investment operations	(2.434)	1.442	0.659	1.358	0.992

Less dividends and distributions from:
Net investment income	(0.239)	(0.136)	(0.072)	(0.018)	(0.032)
Net realized gain on investments	(0.327)	(0.576)	(0.057)	—	—
Total dividends and distributions	(0.566)	(0.712)	(0.129)	(0.018)	(0.032)

Net asset value, end of period	$ 8.310	$11.310	$10.580	$10.050	$ 8.710

Total return[2]	(22.70% )	14.18%	6.61%	15.60%	12.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,638	$2,241	$1,220	$1,693	$933
Ratio of expenses to average net assets	1.06%	1.06%	1.05%	1.16%	1.15%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.42%	1.35%	1.43%	1.41%	1.97%
Ratio of net investment income to average net assets	0.79%	0.73%	0.81%	0.12%	0.03%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.43%	0.44%	0.43%	(0.13% )	(0.79% )
Portfolio turnover	108%	8%	9%	15%	12%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

(continues)     49

Financial highlights

Delaware Aggressive Allocation Portfolio Institutional Class

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.380	$10.630	$10.100	$ 8.760	$ 7.760

Income (loss) from investment operations:
Net investment income[1]	0.128	0.134	0.134	0.067	0.053
Net realized and unrealized gain (loss) on investments
and foreign currencies	(2.537)	1.381	0.578	1.344	0.999
Total from investment operations	(2.409)	1.515	0.712	1.411	1.052

Less dividends and distributions from:
Net investment income	(0.294)	(0.189)	(0.125)	(0.071)	(0.052)
Net realized gain on investments	(0.327)	(0.576)	(0.057)	—	—
Total dividends and distributions	(0.621)	(0.765)	(0.182)	(0.071)	(0.052)

Net asset value, end of period	$ 8.350	$11.380	$10.630	$10.100	$ 8.760

Total return[2]	(22.34% )	14.87%	7.12%	16.16%	13.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$281	$115	$99	$550	$635
Ratio of expenses to average net assets	0.56%	0.56%	0.55%	0.58%	0.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.82%	0.75%	0.83%	0.81%	1.37%
Ratio of net investment income to average net assets	1.29%	1.23%	1.31%	0.70%	0.63%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	1.03%	1.04%	1.03%	0.47%	(0.19% )
Portfolio turnover	108%	8%	9%	15%	12%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Delaware Moderate Allocation Portfolio Class A

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.170	$10.270	$ 9.780	$ 8.830	$ 8.100

Income (loss) from investment operations:
Net investment income[1]	0.171	0.181	0.164	0.110	0.094
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.908)	0.952	0.443	0.963	0.733
Total from investment operations	(1.737)	1.133	0.607	1.073	0.827

Less dividends and distributions from:
Net investment income	(0.281)	(0.204)	(0.117)	(0.123)	(0.097)
Net realized gain on investments	(0.202)	(0.029)	—	—	—
Total dividends and distributions	(0.483)	(0.233)	(0.117)	(0.123)	(0.097)

Net asset value, end of period	$ 8.950	$11.170	$10.270	$ 9.780	$ 8.830

Total return[2]	(16.23% )	11.18%	6.25%	12.22%	10.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,453	$39,526	$34,361	$28,660	$26,321
Ratio of expenses to average net assets	0.80%	0.81%	0.80%	0.83%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.05%	1.02%	1.14%	1.09%	1.62%
Ratio of net investment income to average net assets	1.69%	1.67%	1.65%	1.17%	1.08%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.44%	1.46%	1.31%	0.91%	0.26%
Portfolio turnover	123%	8%	6%	7%	13%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

(continues)     51

Financial highlights

Delaware Moderate Allocation Portfolio Class B

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.120	$10.230	$ 9.740	$ 8.800	$ 8.080

Income (loss) from investment operations:
Net investment income[1]	0.094	0.100	0.089	0.040	0.029
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.903)	0.947	0.447	0.956	0.729
Total from investment operations	(1.809)	1.047	0.536	0.996	0.758

Less dividends and distributions from:
Net investment income	(0.199)	(0.128)	(0.046)	(0.056)	(0.038)
Net realized gain on investments	(0.202)	(0.029)	—	—	—
Total dividends and distributions	(0.401)	(0.157)	(0.046)	(0.056)	(0.038)

Net asset value, end of period	$ 8.910	$11.120	$10.230	$ 9.740	$ 8.800

Total return[2]	(16.94% )	10.32%	5.52%	11.34%	9.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,317	$5,072	$4,582	$3,141	$2,448
Ratio of expenses to average net assets	1.55%	1.56%	1.55%	1.58%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.75%	1.72%	1.84%	1.79%	2.32%
Ratio of net investment income to average net assets	0.94%	0.92%	0.90%	0.42%	0.33%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.74%	0.76%	0.61%	0.21%	(0.44% )
Portfolio turnover	123%	8%	6%	7%	13%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Delaware Moderate Allocation Portfolio Class C

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.140	$10.250	$ 9.770	$ 8.820	$ 8.090

Income (loss) from investment operations:
Net investment income[1]	0.095	0.100	0.089	0.040	0.029
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.904)	0.947	0.437	0.966	0.739
Total from investment operations	(1.809)	1.047	0.526	1.006	0.768

Less dividends and distributions from:
Net investment income	(0.199)	(0.128)	(0.046)	(0.056)	(0.038)
Net realized gain on investments	(0.202)	(0.029)	—	—	—
Total dividends and distributions	(0.401)	(0.157)	(0.046)	(0.056)	(0.038)

Net asset value, end of period	$ 8.930	$11.140	$10.250	$ 9.770	$ 8.820

Total return[2]	(16.91% )	10.30%	5.40%	11.43%	9.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,998	$6,081	$4,130	$2,694	$1,962
Ratio of expenses to average net assets	1.55%	1.56%	1.55%	1.58%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.75%	1.72%	1.84%	1.79%	2.32%
Ratio of net investment income to average net assets	0.94%	0.92%	0.90%	0.42%	0.33%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.74%	0.76%	0.61%	0.21%	(0.44% )
Portfolio turnover	123%	8%	6%	7%	13%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     53

Financial highlights

Delaware Moderate Allocation Portfolio Class R

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.140	$10.240	$ 9.750	$ 8.800	$ 8.100

Income (loss) from investment operations:
Net investment income[1]	0.146	0.154	0.139	0.079	0.064
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.911)	0.953	0.439	0.963	0.733
Total from investment operations	(1.765)	1.107	0.578	1.042	0.797

Less dividends and distributions from:
Net investment income	(0.253)	(0.178)	(0.088)	(0.092)	(0.097)
Net realized gain on investments	(0.202)	(0.029)	—	—	—
Total dividends and distributions	(0.455)	(0.207)	(0.088)	(0.092)	(0.097)

Net asset value, end of period	$ 8.920	$11.140	$10.240	$ 9.750	$ 8.800

Total return[2]	(16.49% )	10.94%	5.96%	11.89%	9.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,207	$1,157	$1,022	$1,110	$960
Ratio of expenses to average net assets	1.05%	1.06%	1.05%	1.16%	1.15%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.35%	1.32%	1.44%	1.39%	1.92%
Ratio of net investment income to average net assets	1.44%	1.42%	1.40%	0.84%	0.73%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	1.14%	1.16%	1.01%	0.61%	(0.04% )
Portfolio turnover	123%	8%	6%	7%	13%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Delaware Moderate Allocation Portfolio Institutional Class

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$11.200	$10.300	$ 9.800	$ 8.850	$ 8.110

Income (loss) from investment operations:
Net investment income[1]	0.197	0.208	0.188	0.133	0.116
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.917)	0.950	0.453	0.962	0.741
Total from investment operations	(1.720)	1.158	0.641	1.095	0.857

Less dividends and distributions from:
Net investment income	(0.308)	(0.229)	(0.141)	(0.145)	(0.117)
Net realized gain on investments	(0.202)	(0.029)	—	—	—
Total dividends and distributions	(0.510)	(0.258)	(0.141)	(0.145)	(0.117)

Net asset value, end of period	$ 8.970	$11.200	$10.300	$ 9.800	$ 8.850

Total return[2]	(16.06% )	11.41%	6.60%	12.46%	10.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,357	$98	$401	$643	$774
Ratio of expenses to average net assets	0.55%	0.56%	0.55%	0.58%	0.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.75%	0.72%	0.84%	0.79%	1.32%
Ratio of net investment income to average net assets	1.94%	1.92%	1.90%	1.42%	1.33%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.74%	1.76%	1.61%	1.21%	0.56%
Portfolio turnover	123%	8%	6%	7%	13%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     55

Financial highlights

Delaware Conservative Allocation Portfolio Class A

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$ 9.770	$ 9.270	$ 9.000	$ 8.450	$ 7.930

Income (loss) from investment operations:
Net investment income[1]	0.226	0.260	0.242	0.205	0.155
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.253)	0.503	0.241	0.522	0.459
Total from investment operations	(1.027)	0.763	0.483	0.727	0.614

Less dividends and distributions from:
Net investment income	(0.324)	(0.263)	(0.213)	(0.177)	(0.094)
Net realized gain on investments	(0.099)	—	—	—	—
Total dividends and distributions	(0.423)	(0.263)	(0.213)	(0.177)	(0.094)

Net asset value, end of period	$ 8.320	$ 9.770	$ 9.270	$ 9.000	$ 8.450

Total return[2]	(10.98% )	8.36%	5.46%	8.68%	7.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,619	$39,863	$33,571	$29,930	$27,270
Ratio of expenses to average net assets	0.81%	0.81%	0.80%	0.82%	0.80%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.09%	1.06%	1.22%	1.20%	1.62%
Ratio of net investment income to average net assets	2.48%	2.73%	2.70%	2.35%	1.86%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.20%	2.48%	2.28%	1.97%	1.04%
Portfolio turnover	136%	13%	9%	8%	25%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Delaware Conservative Allocation Portfolio Class B

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$ 9.770	$ 9.270	$ 9.000	$ 8.450	$ 7.960

Income (loss) from investment operations:
Net investment income[1]	0.157	0.188	0.174	0.139	0.092
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.247)	0.506	0.243	0.524	0.461
Total from investment operations	(1.090)	0.694	0.417	0.663	0.553

Less dividends and distributions from:
Net investment income	(0.251)	(0.194)	(0.147)	(0.113)	(0.063)
Net realized gain on investments	(0.099)	—	—	—	—
Total dividends and distributions	(0.350)	(0.194)	(0.147)	(0.113)	(0.063)

Net asset value, end of period	$ 8.330	$ 9.770	$ 9.270	$ 9.000	$ 8.450

Total return[2]	(11.56% )	7.57%	4.69%	7.89%	6.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$677	$826	$852	$758	$711
Ratio of expenses to average net assets	1.56%	1.56%	1.55%	1.57%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.79%	1.76%	1.92%	1.90%	2.32%
Ratio of net investment income to average net assets	1.73%	1.98%	1.95%	1.60%	1.11%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.50%	1.78%	1.58%	1.27%	0.34%
Portfolio turnover	136%	13%	9%	8%	25%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

(continues)     57

Financial highlights

Delaware Conservative Allocation Portfolio Class C

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$ 9.730	$ 9.230	$ 8.960	$ 8.420	$ 7.930

Income (loss) from investment operations:
Net investment income[1]	0.159	0.189	0.175	0.139	0.093
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.249)	0.505	0.242	0.514	0.460
Total from investment operations	(1.090)	0.694	0.417	0.653	0.553

Less dividends and distributions from:
Net investment income	(0.251)	(0.194)	(0.147)	(0.113)	(0.063)
Net realized gain on investments	(0.099)	—	—	—	—
Total dividends and distributions	(0.350)	(0.194)	(0.147)	(0.113)	(0.063)

Net asset value, end of period	$ 8.290	$ 9.730	$ 9.230	$ 8.960	$ 8.420

Total return[2]	(11.61% )	7.60%	4.71%	7.80%	6.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,373	$2,294	$1,643	$579	$641
Ratio of expenses to average net assets	1.56%	1.56%	1.55%	1.57%	1.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.79%	1.76%	1.92%	1.90%	2.32%
Ratio of net investment income to average net assets	1.73%	1.98%	1.95%	1.60%	1.11%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.50%	1.78%	1.58%	1.27%	0.34%
Portfolio turnover	136%	13%	9%	8%	25%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Delaware Conservative Allocation Portfolio Class R

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$ 9.750	$ 9.250	$ 8.980	$ 8.420	$ 7.930

Income (loss) from investment operations:
Net investment income[1]	0.204	0.237	0.220	0.176	0.126
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.245)	0.503	0.236	0.531	0.449
Total from investment operations	(1.041)	0.740	0.456	0.707	0.575

Less dividends and distributions from:
Net investment income	(0.300)	(0.240)	(0.186)	(0.147)	(0.085)
Net realized gain on investments	(0.099)	—	—	—	—
Total dividends and distributions	(0.399)	(0.240)	(0.186)	(0.147)	(0.085)

Net asset value, end of period	$ 8.310	$ 9.750	$ 9.250	$ 8.980	$ 8.420

Total return[2]	(11.23% )	8.12%	5.16%	8.46%	7.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$866	$792	$661	$200	$185
Ratio of expenses to average net assets	1.06%	1.06%	1.05%	1.15%	1.15%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.39%	1.36%	1.52%	1.50%	1.92%
Ratio of net investment income to average net assets	2.23%	2.48%	2.45%	2.02%	1.51%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.90%	2.18%	1.98%	1.67%	0.74%
Portfolio turnover	136%	13%	9%	8%	25%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

(continues)     59

Financial highlights

Delaware Conservative Allocation Portfolio Institutional Class

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Net asset value, beginning of period	$ 9.800	$ 9.290	$ 9.020	$ 8.470	$ 7.930

Income (loss) from investment operations:
Net investment income[1]	0.249	0.284	0.264	0.226	0.176
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.252)	0.512	0.241	0.522	0.468
Total from investment operations	(1.003)	0.796	0.505	0.748	0.644

Less dividends and distributions from:
Net investment income	(0.348)	(0.286)	(0.235)	(0.198)	(0.104)
Net realized gain on investments	(0.099)	—	—	—	—
Total dividends and distributions	(0.447)	(0.286)	(0.235)	(0.198)	(0.104)

Net asset value, end of period	$ 8.350	$ 9.800	$ 9.290	$ 9.020	$ 8.470

Total return[2]	(10.82% )	8.72%	5.71%	8.92%	8.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$185	$87	$80	$254	$387
Ratio of expenses to average net assets	0.56%	0.56%	0.55%	0.57%	0.55%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.79%	0.76%	0.92%	0.90%	1.32%
Ratio of net investment income to average net assets	2.73%	2.98%	2.95%	2.60%	2.11%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.50%	2.78%	2.58%	2.27%	1.34%
Portfolio turnover	136%	13%	9%	8%	25%

[1]The average shares outstanding method has been applied for per share information.

[2]Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Notes to financial statements

Delaware Foundation® Funds

September 30, 2008

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers three portfolios: Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio and Delaware Conservative Allocation Portfolio (Portfolio, or collectively as the Portfolios). The Trust is an open-end investment company. The Portfolios are considered diversified under the Investment Company Act of 1940, as amended. The Portfolios offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Prior to September 22, 2008, each Portfolio invested in other open-end investment companies (mutual funds) that are members of the Delaware Investments® Family of Funds (Underlying Funds). Since September 22, 2008, the Portfolios have been restructured to invest directly in a combination of underlying securities representing a variety of asset classes and investment styles.

The investment objective of Delaware Aggressive Allocation Portfolio is to seek long-term capital growth.

The investment objective of Delaware Moderate Allocation Portfolio is to seek capital appreciation with current income as a secondary objective.

The investment objective of Delaware Conservative Allocation Portfolio is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolios’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Portfolio’s may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Portfolio’s may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective March 31, 2008, the Portfolios adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Portfolios on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

(continues)    61

Notes to financial statements

Delaware Foundation® Funds

1. Significant Accounting Policies (continued)

Repurchase Agreements — The Portfolios may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolios’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Portfolios are charged directly to the Portfolios. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolios are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest have been recorded in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates. Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Portfolios receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, effective September 22, 2008, each Portfolio pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual management fee which is calculated at the rate 0.65% on the first $500 million of average daily net assets of each Portfolio, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to September 22, 2008, each Portfolio paid an annual management fee which was calculated at the rate of 0.25% of each Portfolio’s average daily net assets.

Effective September 22, 2008, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Portfolio to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed 0.90% of average daily net assets through September 21, 2009. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Portfolios’ Board and DMC. This expense waiver and reimbursement includes acquired fund fees and expenses, which are indirect expenses of the Portfolios. Prior to September 22, 2008, DMC had contractually agreed to limit these expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), from exceeding 0.55% of average daily net assets. This expense waiver and reimbursement only applied to expenses paid directly by the Portfolios.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Portfolios. For these services, the Portfolios pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2008, the Portfolios were charged for these services as follows:

Delaware	Delaware	Delaware
Aggressive	Moderate	Conservative
Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
$2,380	$2,614	$2,222

DSC also provides dividend disbursing and transfer agency services. Each Portfolio pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Portfolio pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through January 31, 2009, to no more than 0.25% and 0.50%, respectively, of average daily net assets.

Prior to September 22, 2008, in addition to the management fee and other expenses reflected on the statements of operations, the Portfolios indirectly bore the investment management fees and other expenses of the Underlying Funds in which they invested. Because each of the Underlying Funds had varied expense and fee levels, and the Portfolios may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly would vary. DMC served as investment manager for each of the Underlying Funds.

At September 30, 2008, the Portfolios had receivables due from or liabilities payable to affiliates as follows:

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	$ 9,572	$ 9,739	$ 7,925
Distribution fee payable to DDLP	14,851	16,080	11,505
Other expenses payable to DMC and affiliates*	1,765	2,076	1,775
Receivable from DMC under expense limitation agreement	383	3,906	6,447

*DMC, as part of its administrative services, pays operating expenses on behalf of each Portfolio and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Portfolio bears the cost of certain legal and tax services, including internal legal and tax services provided to the Portfolios by DMC and/or its affiliates’ employees. For the year ended September 30, 2008, each Portfolio was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware	Delaware	Delaware
Aggressive	Moderate	Conservative
Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
$3,318	$3,667	$3,114

For the year ended September 30, 2008, DDLP earned commissions on sales of Class A shares for each Portfolio as follows:

Delaware	Delaware	Delaware
Aggressive	Moderate	Conservative
Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
$10,981	$14,314	$4,125

(continues)      63

Notes to financial statements

Delaware Foundation® Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended September 30, 2008, DDLP received gross CDSC commissions on redemption of each Portfolio’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Class A	$ 18	$ —	$ 6
Class B	3,343	6,639	1,519
Class C	745	288	225

Trustees’ fees include expenses accrued by the Portfolios for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended September 30, 2008, the Portfolios made purchases and sales of investment securities other than short-term investments as follows:

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Purchases other than U.S. government securities	$48,140,366	$59,177,313	$48,711,248
Purchases of U.S. government securities	2,284,351	4,533,601	5,502,930
Sales other than U.S. government securities	52,065,057	57,154,982	52,046,434
Sales of U.S. government securities	806,944	1,603,795	1,951,761

At September 30, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio was as follows:

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Cost of investments	$42,169,298	$51,181,499	$43,560,387
Aggregate unrealized appreciation	$ 58,952	$ 71,483	$ 51,380
Aggregate unrealized depreciation	(2,530,109)	(2,357,996)	(1,413,453)
Net unrealized depreciation	$ (2,471,157)	$ (2,286,513)	$ (1,362,073)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2008 and 2007 was as follows:

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Year ended 9/30/08
Ordinary Income	$1,260,475	$1,253,042	$1,479,660
Long-term capital gain	1,442,924	965,014	409,033
Total	$2,703,399	$2,218,056	$1,888,693

Year ended 9/30/07
Ordinary Income	$1,146,059	$ 809,035	$1,018,165
Long-term capital gain	2,212,733	125,179	—
Total	$3,358,792	$ 934,214	$1,018,165

5. Components of Net Assets on a Tax Basis

As of September 30, 2008, the components of net assets on a tax basis were as follows:

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Shares of beneficial interest	$39,582,890	$48,680,990	$42,446,317
Undistributed ordinary income	3,503	424,024	676,830
Undistributed long-term capital gain	1,418,559	515,128	—
Post-October losses	—	—	(1,038,372)
Unrealized depreciation of investments and foreign currencies	(2,456,236)	(2,287,950)	(1,364,620)
Net assets	$38,548,716	$47,332,192	$40,720,155

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on financial futures contracts, and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on investments from November 1, 2007 through September 30, 2008 that, in accordance with federal income tax regulations, the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from underlying investments. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2008, the Portfolios recorded the following reclassifications:

	Delaware	Delaware	Delaware
	Aggressive	Moderate	Conservative
	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Undistributed net investment income	$ 732,430	$ 466,261	$ 281,623
Accumulated net realized loss	(732,430)	(466,261)	(281,623)

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Aggressive		Delaware Moderate		Delaware Conservative
	Allocation Portfolio		Allocation Portfolio		Allocation Portfolio
	Year Ended		Year Ended		Year Ended
	9/30/08	9/30/07	9/30/08	9/30/07	9/30/08	9/30/07
Shares sold:
Class A	722,050	746,726	988,106	777,916	778,835	939,431
Class B	57,576	176,056	76,228	143,586	46,266	30,249
Class C	191,681	124,171	314,666	265,038	385,036	137,679
Class R	70,122	103,390	48,813	23,323	36,590	20,892
Institutional Class	43,508	50	150,054	1,024	13,250	15

Shares issued upon reinvestment of dividends and distributions:
Class A	178,752	223,886	160,790	71,070	180,876	99,634
Class B	31,332	45,931	15,673	6,388	2,596	1,392
Class C	26,822	35,043	22,451	6,895	11,031	3,984
Class R	10,990	8,237	4,709	1,888	3,540	1,948
Institutional Class	1,085	684	419	957	425	263
	1,333,918	1,464,174	1,781,909	1,298,085	1,458,445	1,235,487

(continues)     65

Notes to financial statements

Delaware Foundation® Funds

6. Capital Shares (continued)

	Delaware Aggressive		Delaware Moderate		Delaware Conservative
	Allocation Portfolio		Allocation Portfolio		Allocation Portfolio
	Year Ended		Year Ended		Year Ended
	9/30/08	9/30/07	9/30/08	9/30/07	9/30/08	9/30/07
Shares repurchased:
Class A	(1,015,791)	(1,038,822)	(726,483)	(655,751)	(760,681)	(581,859)
Class B	(239,039)	(266,574)	(175,728)	(141,766)	(52,143)	(39,079)
Class C	(181,980)	(172,688)	(211,064)	(129,172)	(225,015)	(83,891)
Class R	(82,156)	(28,849)	(22,132)	(21,105)	(17,039)	(13,086)
Institutional Class	(21,094)	—	(8,019)	(32,134)	(347)	—
	(1,540,060)	(1,506,933)	(1,143,426)	(979,928)	(1,055,225)	(717,915)
Net increase (decrease)	(206,142)	(42,759)	638,483	318,157	403,220	517,572

For the years ended September 30, 2008 and 2007, the following Class B shares were converted to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the statements of changes in net assets.

	Year Ended			Year Ended
	9/30/08			9/30/07
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Aggressive Allocation Portfolio	119,481	117,966	$1,149,257	110,823	109,523	$1,208,049
Delaware Moderate Allocation Portfolio	60,984	60,788	611,980	42,243	42,095	457,401
Delaware Conservative Allocation Portfolio	16,688	16,731	150,396	12,651	12,667	121,643

7. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit with the Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of September 30, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9. Financial Futures Contracts

Each Portfolio may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed.

When the contracts are closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10. Credit and Market Risk

Some countries in which the Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The Portfolios may invest in Real Estate Investment Trusts (REITs) and are subject to some of the risks associated with that industry. If the Portfolios hold real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2008. The Portfolios’ holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Each Portfolio may invest a portion of their assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Portfolios invest a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Each Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Portfolio may invest up to 15% of their net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (Act), and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid assets. Each Portfolio may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offerings. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ 15% limit on investments in illiquid securities. Section 4(2) and/or Rule 144A and illiquid securities have been identified on the statements of net assets.

11. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper tax treatment of this information.

(continues)     67

Notes to financial statements

Delaware Foundation® Funds

12. Tax Information (Unaudited) (continued)

For the fiscal year ended September 30, 2008, each Portfolio designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term Capital	Ordinary Income	Total	(C)
	Gains Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware Aggressive Allocation Portfolio	53.37%	46.63%	100.00%	30.12%
Delaware Moderate Allocation Portfolio	43.51%	56.49%	100.00%	25.85%
Delaware Conservative Allocation Portfolio	21.66%	78.34%	100.00%	14.48%

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on a percentage of ordinary income distributions of each Portfolio.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2008, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio and Delaware Conservative Allocation Portfolio intend to designate up to a maximum amount of $634,214, $453,238 and $283,689, respectively, to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

For the fiscal year ended September 30, 2008, certain ordinary interest income paid by the Portfolios, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended September 30, 2008, each Portfolio has designated maximum distributions as follows:

	Maximum Distribution of	Maximum Distribution of
	Qualified Interest Income	Qualified Short-Term Capital Gains
Delaware Aggressive Allocation Portfolio	$ 20,418	$50,658
Delaware Moderate Allocation Portfolio	101,015	—
Delaware Conservative Allocation Portfolio	111,605	40,616

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Foundation Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Group Foundation Funds (comprising respectively, the Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio, and Delaware Conservative Allocation Portfolio (the “Portfolios”)) as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the Delaware Group Foundation Funds at September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 19, 2008

Other Portfolio information
(Unaudited)

Delaware Foundation® Funds

Board Consideration of Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio and Delaware Conservative Allocation Portfolio Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Aggressive Allocation Portfolio, Delaware Conservative Allocation Portfolio and Delaware Moderate Allocation Portfolio (each a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Funds. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments® Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Funds or additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments® Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraphs summarize the performance results for each Fund and the Board’s view of such performance.

Delaware Aggressive Allocation Portfolio — The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset growth allocation funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and ten-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile and first quartile, respectively. The Board noted that the Fund’s performance results were mixed but on an overall basis tended toward median, which was acceptable. The Board recognized Management’s efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007 and a proposal to restructure the Fund, subject to certain shareholder approvals.

Delaware Conservative Allocation Portfolio — The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset conservative allocation funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the second quartile, first quartile and fourth quartile, respectively. The Board noted that the Fund’s performance results were mixed but on an overall basis tended toward median, which was acceptable. The Board recognized Management’s efforts to increase portfolio management depth, noting particularly the hiring of a new head of the equity department in 2007 and a proposal to restructure the Fund, subject to certain shareholder approvals.

Delaware Moderate Allocation Portfolio — The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset moderate allocation funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and ten-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile. The Board noted that the Fund’s performance results were mixed but on an overall basis tended toward median, which was acceptable. The Board recognized Management’s efforts to increase portfolio management depth by the hiring of a new head of the equity department in 2007 and a proposal to restructure the Fund, subject to certain shareholder approvals.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for each Fund and the Board’s view of such expenses.

Delaware Aggressive Allocation Portfolio — The expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through January 2009 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board also noted Management’s proposal to restructure the Fund and to waive certain expenses for a year after the restructuring, subject to certain shareholder approvals. Accordingly, the Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Additionally, and in accordance with the Fund’s exemptive order, the Board determined that the investment advisory fee charged under the Fund’s investment advisory contract was based on services in addition to, rather than duplicative of, services provided pursuant to any underlying fund’s investment advisory contract.

Delaware Conservative Allocation Portfolio — The expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through January 2009 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board also noted Management’s proposal to restructure the Fund and to waive certain expenses for a year after the restructuring, subject to certain shareholder approvals. Accordingly, the Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Additionally, and in accordance with the Fund’s exemptive order, the Board determined that the investment advisory fee charged under the Fund’s investment advisory contract was based on services in addition to, rather than duplicative of, services provided pursuant to any underlying fund’s investment advisory contract.

Delaware Moderate Allocation Portfolio — The expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through January 2009 and recent initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board also noted Management’s proposal to restructure the Fund and to waive certain expenses for a year after the restructuring, subject to certain shareholder approvals. Accordingly, the Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

(continues)     71

Other Portfolio information
(Unaudited)

Delaware Foundation® Funds

Board Consideration of Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio and Delaware Conservative Allocation Portfolio Investment Advisory Agreement (continued)

Additionally, and in accordance with the Fund’s exemptive order, the Board determined that the investment advisory fee charged under the Fund’s investment advisory contract was based on services in addition to, rather than duplicative of, services provided pursuant to any underlying fund’s investment advisory contract.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the benchmarking analysis conducted at the Funds’ inception. Management believed, and the Board agreed, that the Funds were priced with relatively low management fees to reflect potential economies of scale up front.

Proxy Results

The shareholders of Delaware Group® Foundation Funds (a “Trust”) voted on the following proposals (as applicable) at the special meeting of shareholders on September 16, 2008. The description of each proposal and number of shares voted are as follows:

To approve an amendment to the Investment Management Agreement between the Trust, on behalf of the Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio and Delaware Conservative Allocation Portfolio, with the shareholders of each voting separately.

	For	Against	Abstain
Delaware Group Foundation Funds Aggressive Allocation Portfolio	2,336,218.201	91,344.035	51,488.074
Delaware Group Foundation Funds Moderate Allocation Portfolio	2,783,066.916	54,564.229	55,655.248
Delaware Group Foundation Funds Conservative Allocation Portfolio	3,701,277.609	34,406.000	67,222.313

Portfolio management

Francis X. Morris
Senior Vice President, Chief Investment Officer — Core Equity

Francis X. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Prior to joining the firm, Morris served as vice president and director of equity research at PNC Asset Management. He received a bachelor’s degree from Providence College and holds an MBA from Widener University. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. In addition, he is a former officer of the National Association of Petroleum Investment Analysts.

Sharon Hill, Ph.D.
Senior Vice President, Head of Equity Quantitative Research and Analytics

Sharon Hill, Ph.D., is head of equity quantitative research and analytics. Her group builds stock selection models and optimization tools, and conducts quantitative research for domestic, international, and global equity mandates. She is responsible for managing an institutional global equity portfolio, and serves on the committee that determines strategic and tactical weights for the firm’s multi-asset-class target risk funds. She began her career at Delaware Investments as a senior programmer/analyst of investment systems within the IT department, and then moved to the equity group as a quantitative analyst before assuming her current position. Prior to joining the firm in 2000, she worked as a university professor, and as a fixed income financial software developer for Bloomberg. Dr. Hill holds a bachelor’s degree, with honors, in mathematics from the City University of New York at Brooklyn College as well as a master’s degree and Ph.D. in mathematics from the University of Connecticut. Dr. Hill’s academic publications include work on water waves and complex spring systems.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Michael J. Hogan, CFA
Executive Vice President, Chief Investment Officer, Head of Equity Investments

Michael J. Hogan joined Delaware Investments in April 2007 to lead equity investments, which comprises ten in-house investment teams. Prior to joining the firm, he spent 11 years at SEI, most recently as the managing director and global head of equity for the past three years. SEI’s Global Equity team comprised more than 20 investment professionals across four countries and was responsible for a wide range of equity mandates. Hogan also led SEI’s U.S. Equity team, was the director for the Non-U.S. Equity team, and was a portfolio strategist on the Global Asset Allocation team. He worked at PNC Asset Management for seven years as a senior economist and then as a portfolio strategist. Hogan started his career at Wharton Econometric Forecasting Associates. He graduated from the University of Delaware with a bachelor’s degree and a master’s degree in economics, and he is a member of the CFA Institute and the CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, he served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)
(2007–Present)

Member of Investment
Committee — Cradle
of Liberty Council, BSA
(November
2007–Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007–Present)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)		Chairman of
Investment Committee
— The Haverford
School (2002–Present)

Chairman of
Investment Committee
— Pennsylvania
Academy of Fine Arts
(2007–Present)
Trustee (2004–Present)

Investment Committee
Member —
Pennsylvania
Horticultural Society
(February
2006–Present)

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983–Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	84	Director and Chair of
2005 Market Street		May 1997[3]	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
the Compensation
Committee — Spanlink
Communications

Lead Director and Chair
of Compensation and
Governance
Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

(continues)     75

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Foundation® Funds shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Foundation Funds and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $49,000 for the fiscal year ended September 30, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $32,700 for the fiscal year ended September 30 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $14,380 for the fiscal year ended September 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,250 for the fiscal year ended September 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $266,382 and $261,612 for the registrant’s fiscal years ended September 30, 2008 and September 30, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

       (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

       (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

       Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

       Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

       Not applicable.

Item 11. Controls and Procedures

       The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

       Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

       Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group Foundation Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 1, 2008

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 1, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 1, 2008